SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission
       Only (as Permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Reconditioned Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act
       Rules 14a-6(i)(1) and 0-11.
         1)  Title of each class of securities to which transaction applies:

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         2)  Aggregate number of securities to which transaction applies:

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         3)  Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------------------------------------
         4)  Proposed   maximum   aggregate   value  of   transaction:

         ------------------------------------------------------------------
         5)  Total fee paid:

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[x]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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

                           RECONDITIONED SYSTEMS, INC.
                                444 WEST FAIRMONT
                              TEMPE, ARIZONA 85282


Dear Fellow Shareholder:

     The Board of Directors cordially invites you to attend a Special Meeting of Shareholders of Reconditioned Systems, Inc. ("RSI") to be held at 8:00 a.m., local time, on February 5, 1999, at RSI's office, which is located at 444 West Fairmont, Tempe, Arizona.

     At this important Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated October 30, 1998 (the "Merger Agreement"), among RSI, Cort Investment Group, Inc., a Texas corporation d/b/a Contract Network ("CNI"), and RSI Acquisition Corp., an Arizona corporation and wholly-owned subsidiary of CNI ("Merger Corp."). Pursuant to the Merger Agreement, among other things:

          (i)   Merger   Corp.   will  be  merged   into  RSI  (the   "Surviving
     Corporation"), and the Surviving Corporation will become a wholly-owned subsidiary of CNI (the "Merger"); and

          (ii) All of the issued and outstanding shares of RSI Common Stock will be converted, in the aggregate, into the sum of $8,575,000, plus an adjustment amount (collectively, the "Merger Consideration"), and will be allocated among the shares of RSI Common Stock and Options as follows: (a) each outstanding share of RSI Common Stock shall be converted into an amount in cash (the "Net Price Per Share") equal to (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Options which have an exercise price per share equal to or greater than the Net Price Per Share) ("Out of the Money Options") divided by (y) the total number of shares of RSI Common Stock and Options (other than Out of the Money Options) outstanding on the effective date of the Merger; (b) each outstanding Option (other than Out of the Money Options) shall be canceled and converted into an amount of cash equal to the product of (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option; and (c) each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

There currently are no out of the Money Options outstanding. Based on shares of RSI Common Stock and Options outstanding on the date hereof, and assuming no Adjustment Amount, the RSI shareholders would receive $5.00 per share and the RSI Option holders would receive $4.00 per share in the Merger.

     The Adjustment Amount is a portion of the amount, if any, by which the Merger Consideration has been increased during the time in which the Exchange Agent holds the $8,575,000 less any amounts reserved for dissenting shares (the "Exchange Fund"). The Exchange Agent will hold the Exchange Fund in escrow beginning on the date on which the Special Meeting occurs or as soon as practicable thereafter when each of the conditions to the Merger has been satisfied or waived (the "Escrow Closing Date"), and may invest the Exchange Fund as directed by CNI. Of the net earnings, if any, which are generated on the Exchange Fund, 50% of such net earnings generated from the Escrow Closing Date through the date on which joint written instructions by RSI and CNI are delivered to the Co-Escrow Agents to file the Articles of Merger (the "Closing Date"), minus the smallest dollar amount that would cure any and all deficiencies in certain financial covenants of the Company (the "Cure Amount"), shall become a part of the Merger Consideration (the "Adjustment Amount"). The Company expects that this will result in a nominal upward adjustment in the Merger Consideration to be received by each shareholder of no more than $0.10 per share.

     The Merger, the Merger Agreement and the terms and conditions of the transactions contemplated thereby are more fully described in the accompanying Proxy Statement. We urge you to read this material carefully.

     THE BOARD OF DIRECTORS OF RSI HAS UNANIMOUSLY DETERMINED THAT THE MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY ARE FAIR TO AND IN THE BEST INTERESTS OF THE RSI SHAREHOLDERS, HAS UNANIMOUSLY APPROVED THEM AND RECOMMENDS THAT THE RSI SHAREHOLDERS VOTE "FOR" ADOPTION OF THE MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     The Merger cannot be completed without the approval of RSI's shareholders. The adoption of the Merger Agreement requires the affirmative vote of the holders of record of a majority of the shares of RSI Common Stock outstanding on December 28, 1998, the record date for the Special Meeting.

     It is important that your shares of RSI Common Stock are represented at the Special Meeting regardless of the number of shares you hold. Whether or not you plan to attend the Special Meeting, please vote by completing the enclosed proxy card and mailing it to us. If you later decide to attend the Special Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Special Meeting, you may do so and your proxy will have no further effect. If you attend the Special Meeting, you may vote in person, if you wish, even though you previously mailed your proxy. IF YOU DO NOT VOTE AT THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGER, THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     PLEASE DO NOT SEND YOUR SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD AT THIS TIME. If the Merger is consummated, you will be sent instructions as to the procedures to be used in exchanging your RSI stock certificates for cash.

     On a personal note, I want to thank all of you for your continued support of our efforts. As you know, I was appointed to the Board in 1995, and have served as Chairman since August 1996. Since I was not active in the furniture business and since I am located in Pennsylvania, I have relied heavily on the expertise and abilities of Wayne Collignon and Dirk Anderson. We have functioned very effectively as a team, with each of us performing his duties and all of us combining to effect the turnaround of RSI. From the brink of bankruptcy in 1996 to the profitable and thriving RSI today, we are justifiably proud of our accomplishments. Now it is time for me to step aside and allow CNI to take RSI to the next level. It was important to me that any transaction provide liquidity to the existing shareholders of RSI, especially since a majority of you became common stockholders through a mandatory conversion of preferred stock. I have greatly enjoyed working with all the employees of RSI, who deserve all of the credit for rebuilding your company.

     I SUPPORT THIS MERGER BETWEEN RSI AND CNI AND JOIN WITH THE OTHER MEMBERS OF THE BOARD IN RECOMMENDING THAT YOU VOTE IN FAVOR OF THE MERGER.

                                       By Order of the Board of Directors,

                                       /s/ Scott W. Ryan

                                       Scott W. Ryan
                                       Chairman of the Board

                           RECONDITIONED SYSTEMS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 5, 1999


To the Shareholders of Reconditioned Systems, Inc.:

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Reconditioned Systems, Inc. ("RSI") will be held at 8:00 a.m., local time, on February 5, 1999, at RSI's office, which is located at 444 West Fairmont, Tempe, Arizona, for the following purposes:

          1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated October 30, 1998, set forth in Appendix A to the Proxy Statement accompanying this Notice (the "Merger Agreement"), among RSI, Cort Investment Group, Inc., a Texas corporation d/b/a Contract Network ("CNI"), and RSI Acquisition Corp., an Arizona corporation and wholly-owned subsidiary of CNI ("Merger Corp."). Pursuant to the Merger Agreement, among other things:

               (i)  Merger  Corp.  will  be  merged  into  RSI  (the  "Surviving
          Corporation"),   and  the   Surviving   Corporation   will   become  a
          wholly-owned subsidiary of CNI (the "Merger"); and

               (ii) All of the issued and outstanding shares of RSI Common Stock will be converted, in the aggregate, into the sum of $8,575,000, plus an adjustment amount (collectively, the "Merger Consideration"), and will be allocated among the shares of RSI Common Stock and Options as follows: (a) each outstanding share of RSI Common Stock shall be converted into an amount in cash (the "Net Price Per Share") equal to
          (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Options which have an exercise price per share equal to or greater than the Net Price Per Share) ("Out of the Money Options") divided by (y) the total number of shares of RSI Common Stock and Options (other than Out of the Money Options) outstanding on the effective date of the Merger; (b) each outstanding Option (other than Out of the Money Options) shall be canceled and converted into an amount of cash equal to the product of (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option; and (c) each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

          2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement accompanying this Notice which, together with the Annexes thereto, form a part of this Notice.

     If the Merger Agreement is adopted and the Merger is effected, holders of RSI Common Stock who have complied with the requirements of the Arizona Business Corporation Act (the "BCA") will have certain dissenters' rights under Arizona law, if they wish to assert such rights, as described in more detail in the Proxy Statement, which includes, as Annex B, a copy of the dissenters' rights provisions of the BCA. The failure to follow the procedures specified will result in the loss of appraisal rights.

     The Board of Directors of RSI has fixed the date of close of business on December 28, 1998 as the record date (the "Record Date") for determining the holders of RSI Common Stock entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the Special Meeting will be available for inspection during normal business hours for ten days prior to the Special Meeting at the offices of RSI at 444 West Fairmont, Tempe, Arizona 85282.

     The adoption of the Merger Agreement requires the affirmative vote of the holders of record of a majority of the shares of RSI Common Stock outstanding on the Record Date.

                                       By the Order of the Board of Directors,

                                       /s/ Dirk D. Anderson

                                       Dirk D. Anderson
                                       Secretary

                                 PROXY STATEMENT
                                       OF
                           RECONDITIONED SYSTEMS, INC.
                                444 WEST FAIRMONT
                              TEMPE, ARIZONA 85282
                        --------------------------------

                               GENERAL INFORMATION

     This Proxy Statement relates to the proposed merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated October 30, 1998 (the "Merger Agreement"), among Reconditioned Systems, Inc., an Arizona corporation ("RSI"), Cort Investment Group, Inc., a Texas corporation d/b/a Contract Network ("CNI"), and RSI Acquisition Corp., an Arizona corporation and wholly-owned subsidiary of CNI ("Merger Corp.").

     The Merger Agreement provides for the merger of Merger Corp. into RSI, with RSI as the surviving corporation (the "Surviving Corporation"). Upon the effectiveness of the Merger (the "Effective Time"), the Surviving Corporation will become a wholly-owned subsidiary of CNI and each issued and outstanding share of RSI common stock, no par value ("RSI Common Stock") (except shares
("RSI Dissenting Shares") held by RSI shareholders entitled to relief as dissenters under the Arizona Business Corporation Act (the "BCA")), and the options and warrants to acquire shares of RSI Common Stock outstanding on the effective date of the Merger (the "Options") will be canceled and converted into the right to receive the sum of $8,575,000 plus the Adjustment Amount (as defined) (the "Merger Consideration") without any action on the part of the RSI shareholders. The Merger Consideration shall be allocated among the shares of RSI Common Stock and Options as follows:

          (i) Each outstanding share of RSI Common Stock shall be converted into an amount in cash (the "Net Price Per Share") equal to (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Options which have an exercise price per share equal to or greater than the Net Price Per Share) ("Out of the Money Options") divided by (y) the total number of shares of RSI Common Stock and Options (other than Out of the Money Options) outstanding on the effective date of the Merger (collectively "RSI Common Stock Equivalents");

          (ii) Each outstanding Option (other than Out of the Money Options) shall be canceled and converted into an amount of cash equal to the product of (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option; and

          (iii) Each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

     This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of RSI on or about January 15, 1999. The RSI shareholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of RSI a written notice that is dated after the proxy; (ii) submitting to the Secretary a new proxy relating to the same shares; or (iii) attending the Special Meeting and voting in person (attendance at the meeting will not automatically revoke a proxy). Any proxy which is not revoked will be voted at the meeting in accordance with the shareholder's instructions. If a shareholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Special Meeting.

     Proxies will be solicited from RSI's shareholders by mail. RSI will pay all expenses associated with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of RSI may make further solicitations personally or by telephone, facsimile or mail. These directors, officers and employees will receive no additional compensation for any further solicitation.

     Only holders of RSI's Common Stock at the close of business on December 28, 1998 (the "Record Date") are entitled to vote at the Special Meeting. Each holder will be entitled to one vote per share. An affirmative vote of the majority of the outstanding shares of RSI Common Stock entitled to be cast is required for approval of the Merger Agreement.

     CNI has furnished all information provided in this Proxy Statement regarding CNI and/or Merger Corp., and RSI has furnished all information regarding RSI. No person is authorized to give any information or to make any representations other than those contained or incorporated by reference in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has been no change in the affairs of RSI or in the information set forth in this Proxy Statement since the date of this Proxy Statement.

                              AVAILABLE INFORMATION

     RSI is a small business issuer that files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Such reports, proxy statements and other information filed with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and at 7 World Trade Center, Suite 1300, New York, New York 10048. The SEC maintains an Internet web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (http://www.sec.gov). RSI Common Stock is listed on the Nasdaq Stock Market, and the reports, proxy statements and other information may also be inspected at the offices of Nasdaq at 1735 K Street, N.W., Washington, D.C. 20006. Upon consummation of the Merger, listing of the RSI Common Stock on the Nasdaq Stock Market will be terminated.

     Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, as to the provisions of any contract or any documents referred to herein or therein are qualified in all respects by reference to the copy of such contract or other document incorporated herein by reference.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The  following   documents  filed  with  the  Commission  pursuant  to  the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange  Act"),  are incorporated by reference in this Proxy Statement:

     1.   RSI's Annual Report on Form 10-KSB for the year ended March 31, 1998;

     2.   RSI's  Quarterly  Report on Form 10-QSB for the quarter ended June 30,
          1998;

     3. RSI's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998; and

     4.   RSI's Current Report on Form 8-K filed November 17, 1998.

     The information relating to RSI contained in this Proxy Statement does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein.


     This Proxy Statement is accompanied by a copy of RSI's latest Form 10-KSB (for the fiscal year ended March 31, 1998) and by a copy of RSI's latest Form 10-QSB (for the quarter ended September 30, 1998).

     COPIES OF DOCUMENTS INCORPORATED BY REFERENCE THAT ARE NOT PRESENTED IN OR DELIVERED WITH THIS PROXY STATEMENT (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO THE INFORMATION INCORPORATED HEREIN) ARE AVAILABLE ON THE SEC'S INTERNET WEB SITE (HTTP://WWW.SEC.GOV). IN ADDITION, COPIES OF SUCH DOCUMENTS ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER OF RSI COMMON STOCK, TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST TO RECONDITIONED SYSTEMS, INC., 444 WEST FAIRMONT, TEMPE, ARIZONA 85282 (TELEPHONE NUMBER (602) 968-1772), ATTENTION: INVESTOR RELATIONS). IN ORDER TO ENSURE DELIVERY OF THE DOCUMENTS PRIOR TO THE SPECIAL MEETING, REQUESTS SHOULD BE RECEIVED BY JANUARY 29, 1999.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL INFORMATION.......................................................... 1
AVAILABLE INFORMATION........................................................ 2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............................. 2
QUESTIONS AND ANSWERS ABOUT THE RSI/CNI MERGER............................... 6
SUMMARY...................................................................... 8
     The Parties to the Merger............................................... 8
     The RSI Special Meeting................................................. 9
     Required Vote........................................................... 9
     The Merger.............................................................. 9
     Exchange of Stock Certificates..........................................10
     Common Stock Purchase Warrant...........................................10
     Background..............................................................10
     Reasons for the Merger..................................................10
     Recommendation of the RSI Board of Directors............................11
     Interests of Certain Persons in the Merger..............................11
     Conditions to the Merger................................................11
     Right to Terminate......................................................11
     Regulatory Matters......................................................12
     Certain Federal Income Tax Consequences.................................12
     Dissenters' Rights......................................................12
     Market Prices of RSI Stock..............................................12
MEETING, VOTING AND PROXIES..................................................13
     RSI Special Meeting.....................................................13
THE MERGER...................................................................14
     Background of the Merger................................................14
     Reasons for the Merger; Recommendation of the RSI Board of Directors....15
     Interest of Certain Persons in the Merger...............................16
     Material Federal Income Tax Consequences................................17
     Dissenters' Rights......................................................18
THE MERGER AGREEMENT.........................................................20
     The Merger..............................................................20
     Consummation of the Merger..............................................20
     The Escrow Closing......................................................20
     The Exchange Agent......................................................21
     Computation of Adjustment Amount........................................21
     Exchange of Certificates for Merger Consideration.......................22
     Representations and Warranties..........................................23
     Certain Covenants.......................................................23
     No Solicitation.........................................................24
     Conditions to Each Party's Obligation to Effect the Merger..............25
     Termination.............................................................25
     Termination Fees; Expenses..............................................26
     Amendment and Waiver....................................................26
THE WARRANT..................................................................26
     General.................................................................26
     The Exercise of the Warrant.............................................26
     Certain Covenants.......................................................27
     Transfer Restrictions...................................................27

     Exercise Price..........................................................27
DESCRIPTION OF RSI...........................................................28
     Description of RSI......................................................28
     Year 2000 Issues........................................................28
     Security Ownership of Certain Beneficial Owners and Management of RSI...29
DESCRIPTION OF CNI...........................................................30
EXPERTS......................................................................31
OTHER MATTERS................................................................31
SHAREHOLDER PROPOSALS........................................................31

ANNEX A - Agreement and Plan of Merger.......................................A-1
ANNEX B - Procedures for Exercise of Dissenters' Rights......................B-1
ANNEX C - Form of Employment Agreement Between CNI and Wayne R. Collignon....C-1
ANNEX D - Form of Employment Agreement Between CNI and Dirk D. Anderson......D-1
ANNEX E - CNI Warrant........................................................E-1

                           QUESTIONS AND ANSWERS ABOUT
                               THE RSI/CNI MERGER

Q:   WHAT WILL HAPPEN IF THE PROPOSED MERGER IS COMPLETED?

A:   A subsidiary of CNI will merge into RSI. As a result of this merger:

     *    RSI will become a wholly-owned subsidiary of CNI

     *    RSI  shareholders will be paid cash for their shares of RSI Common
          Stock

Q:   WHAT WILL RSI SHAREHOLDERS RECEIVE FOR THEIR RSI SHARES?

A: Each outstanding share of RSI Common Stock will be converted into a Net Price Per Share equal to (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Out of the Money Options) divided by (y) the total number of RSI Common Stock Equivalents outstanding on the effective date of the Merger. This Net Price Per Share will be $5.00 per share, subject to nominal upward adjustments of no more than $0.10 per share. Each outstanding Option (other than Out of the Money Options) shall be canceled and converted into an amount of cash equal to the product of
     (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option. Each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation. You will not have any ownership interest in RSI or CNI after the Merger.

Q:   WILL RSI REMAIN A PUBLICLY-TRADED COMPANY AFTER THE MERGER?

A: No. The existing shares of RSI Common Stock will be canceled, and the newly issued RSI shares, all of which will be owned by CNI, will not be publicly traded.

Q:   WHAT DO I NEED TO DO NOW?

A: After reading this document carefully, just mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the February 5, 1999 RSI Special Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q:   CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice to RSI stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the meeting and vote in person. Your attendance at the meeting alone will not, however, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q:   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the Merger is completed, you will receive written instructions for exchanging your shares of RSI Common Stock for cash.

Q:   WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO SHAREHOLDERS?

A: In general, any gain or loss recognized by an RSI shareholder will be a capital gain or loss. Certain non-corporate shareholders may be eligible for reduced rates of taxation (which may vary depending on such shareholder's holding period for the RSI Common Stock) if, as of the date of the exchange, such shareholder has held such RSI Common Stock for more than one year. The deductibility of a capital loss realized is subject to limitations.

Q:   WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A:   We hope to complete the merger in the first quarter of 1999.

Q:   WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETING?

A: We do not expect to ask our shareholders to vote on any other matters at the Special Meeting.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have questions about the Merger, you should contact: Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282, Telephone: (602) 968-1772; Fax: (602) 894-1907.

                                     SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN IMPORTANT TERMS AND CONDITIONS OF THE MERGER AND RELATED INFORMATION. THIS SUMMARY DOES NOT CONTAIN EVERY DETAIL ABOUT THE MERGER, AND YOU SHOULD REFER TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT, THE ANNEXES, AND THE DOCUMENTS INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. RSI ENCOURAGES YOU TO READ THIS PROXY STATEMENT AND THE ANNEXES IN THEIR ENTIRETY.

THE PARTIES TO THE MERGER

     RSI. RSI, an Arizona corporation formed in March 1987, reconditions and markets modular office workstations consisting of panels, work surfaces, file drawers, book and binder storage and integrated electrical components ("workstations"). RSI specializes in reconditioning and marketing workstations originally manufactured by Haworth, Inc. ("Haworth"). RSI purchases used workstations from manufacturers, dealers, brokers, and end-users throughout the United States through competitive bids or directly negotiated transactions.
After purchasing used workstations, RSI transports them to its manufacturing facility in Tempe, Arizona where it disassembles and inventories the workstations by component parts, stores and, upon receipt of purchase orders, reconditions and reassembles the workstations. RSI sells the reconditioned workstations throughout the United States to dealers and end-users.

     There are more than 50 manufacturers of new workstations in the United States. Steelcase, Inc. ("Steelcase"), Herman Miller, Inc. ("Herman Miller"), and Haworth constitute the dominant manufacturers, controlling a majority of the market for new workstations. Steelcase, Herman Miller, and Haworth each have created a unique system for connecting panels, power and telecommunications raceways, resulting in virtually no interchangability between their respective products. Due to the lack of interchangability of parts for workstations of these dominant manufacturers, RSI has generally specialized in reconditioning and marketing workstations originally manufactured by just one of the dominant manufacturers. RSI elected to specialize in reconditioning and marketing workstations originally manufactured by Haworth as a result of the extensive experience of RSI's founders with Haworth workstations.

     RSI's executive offices are located at 444 West Fairmont, Tempe, Arizona 85282 and its telephone number is (602) 968-1772.

     CNI. CNI is a Texas corporation formed in October, 1994. CNI is a provider of remanufactured office workstations and related products. Workstations, which consist of moveable panels, worksurfaces, storage units, lighting and electrical distribution combined in an integrated unit, are a popular alternative to a freestanding desk concept. CNI purchases pre-owned workstations from end users, brokers and dealers throughout the United States and restores these workstations to a like new condition at its remanufacturing facility in Dallas, Texas. CNI primarily sells its remanufactured workstations directly to end users which range from small businesses to Fortune 500 companies. CNI specializes in recycling and marketing workstations originally manufactured by Steelcase.

     CNI's executive offices are located at 10390 Brockwood Road, Dallas, Texas 75238 and its telephone number is (214) 340-6400.

     Because the RSI shareholders will receive only cash in the Merger and will not have any ownership interest in CNI or the Surviving Corporation after the Merger, this Proxy Statement does not contain or incorporate by reference any of the following: (i) a detailed description of CNI's business; (ii) CNI's historical financial information, market prices or dividend information; (iii) the anticipated operations of the Surviving Corporation after the Merger, (iv) CNI's pro forma financial information to give effect to the Merger with RSI; (v) information with respect to CNI's anticipated accounting treatment of the Merger; or (vi) a comparison of the relative rights of CNI and RSI shareholders.

THE RSI SPECIAL MEETING

     At the RSI Special Meeting, the RSI shareholders will be asked to consider and vote upon the proposal to adopt and approve the Merger Agreement.

     THE RSI SPECIAL MEETING IS SCHEDULED TO BE HELD AT 444 WEST FAIRMONT, TEMPE, ARIZONA 85282 AT 8:00 A.M., LOCAL TIME, ON FEBRUARY 5, 1999. THE RSI BOARD HAS FIXED THE CLOSE OF BUSINESS ON DECEMBER 28, 1998 AS THE RECORD DATE (THE "RECORD DATE") FOR DETERMINING RSI SHAREHOLDERS ENTITLED TO VOTE AT THE RSI MEETING.

     THE RSI BOARD, BY UNANIMOUS VOTE, HAS ADOPTED AND APPROVED THE MERGER AGREEMENT, AND RECOMMENDS THAT RSI'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

REQUIRED VOTE

     As provided under the BCA, the affirmative vote of a majority of the votes entitled to be cast at the RSI Special Meeting by the holders of outstanding shares of RSI Common Stock is required for approval of the Merger Agreement. On the Record Date, directors and executive officers of RSI, together with their affiliates, as a group owned approximately 39.2% of the issued and outstanding shares of RSI Common Stock.

THE MERGER

     In the Merger, Merger Corp. will be merged with and into RSI, and the Surviving Corporation will become a wholly-owned subsidiary of CNI. Pursuant to the Merger Agreement, except for RSI Dissenting Shares, each outstanding share of RSI Common Stock will be canceled and converted into cash in the following ratio:

     (i) Each outstanding share of RSI Common Stock shall be converted into a Net Price Per Share equal to (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Out of the Money Options) divided by (y) the total number of RSI Common Stock Equivalents outstanding on the effective date of the Merger;

     (ii) Each outstanding Option (other than Out of the Money Options) shall be canceled and converted into an amount of cash equal to the product of (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option; and

     (iii) Each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

There currently are no out of the Money Options outstanding. Based on shares of RSI Common Stock and Options outstanding on the date hereof, and assuming no Adjustment Amount, the RSI shareholders would receive $5.00 per share and the RSI Option holders would receive $4.00 per share in the Merger.

     The Adjustment Amount is a portion of the amount, if any, by which the Merger Consideration has been increased during the time in which the Exchange Agent holds the $8,575,000 less any amounts reserved for dissenting shares (the "Exchange Fund"). The Exchange Agent will hold the Exchange Fund in escrow beginning on the date on which the Special Meeting occurs or as soon as practicable thereafter when each of the conditions to the Merger has been satisfied or waived (the "Escrow Closing Date"), and may invest the Exchange Fund as directed by CNI. Of the net earnings, if any, which are generated on the Exchange Fund, 50% of such net earnings generated from the Escrow Closing Date through the date on which joint written instructions by RSI and CNI are delivered to the Co-Escrow Agents to file the Articles of Merger (the "Closing Date"), minus the smallest dollar amount that would cure any and all deficiencies in certain financial covenants of the Company (the "Cure Amount"), shall become a part of the Merger Consideration (the "Adjustment Amount"). The Company expects that this will result in a nominal upward adjustment in the Merger Consideration to be received by each shareholder of no more than $0.10 per share.

EXCHANGE OF STOCK CERTIFICATES

     Pursuant to the Merger Agreement, CNI will authorize Harris Trust & Savings Bank to serve as the exchange agent ("Exchange Agent"). As soon as practicable after the Effective Date, the Exchange Agent will mail a letter of transmittal and instructions regarding the surrender of stock certificates and Options to each holder (other than holders of Dissenting Shares) who, immediately prior to the Merger, had stock certificate(s) or Options. The holder shall receive a check representing the cash consideration to which that holder is entitled upon surrendering to the Exchange Agent the holder's stock certificate(s) or Options and a duly executed letter of transmittal. Holders of shares of RSI Common Stock or Options should not submit their stock certificates or Options for exchange until they have received a letter of transmittal and related instructions after the Effective Time. See "The Merger Agreement - the Merger."

COMMON STOCK PURCHASE WARRANT

     Pursuant to a Common Stock Purchase Warrant dated as of October 30, 1998 between RSI and CNI (the "Warrant"), RSI has granted to CNI the right to purchase, under certain circumstances, up to 230,000 shares of RSI Common Stock (representing 15.6% of the outstanding common stock of RSI on November 30, 1998), at a price of $3.75 per share, subject to adjustments under certain circumstances. The exercise of the Warrant is subject to certain conditions set forth in the Warrant and the Merger Agreement. See "The Warrant - General" and "The Merger Agreement - Termination Fees." The Warrant is intended to increase the likelihood that RSI and CNI will consummate the Merger in accordance with the terms of the Merger Agreement. The Warrant also may discourage competing offers. See "The Warrant."

BACKGROUND

     For a description of the background of the Merger, see "The Merger -- Background of the Merger."

REASONS FOR THE MERGER

     The decision of the RSI Board to approve the Merger, the Merger Agreement and the transactions contemplated thereby and recommend the adoption thereof by RSI shareholders was based upon consideration of various factors, including those mentioned in "The Merger--Background of the Merger," and the following favorable factors:

     (1) The conditions in the remanufactured office furniture industry in North America, the likelihood of future consolidation in the industry, and the limitations placed on RSI's ability to take advantage of such opportunities due to its present size;

     (2) The limited alternative strategic courses of action available to RSI (i.e., entering into the Merger with CNI or remaining independent);

     (3) The fact that the Merger Consideration was significantly superior to the consideration in all of the other offers received by RSI;

     (4) Historical market prices and trading information with respect to shares of RSI stock;

     (5) The near term usage of all remaining net operating loss carryforwards would make continued profit growth very difficult for an independent RSI to achieve;

     (6) Merger Consideration that is equal to approximately 3.25 times RSI's current book value and 15 times RSI's current earnings (after imputing income taxes);

     (7) Merger Consideration that is an assured amount not subject to the future performance of CNI; and

     (8)  The terms and conditions of the Merger Agreement.

     The Board also considered one unfavorable factor -- namely that RSI might increase in value if it did not enter into the Merger and instead continued to be operated independently, thereby potentially resulting in the shares of RSI stock someday being worth more than the Merger Consideration. However, given the favorable factors listed above, particularly factors (1), (5) and (6), the Board determined that it was unlikely that the shareholders would receive more within a reasonable period of time by RSI remaining independent than by entering into the Merger. See "The Merger -- Reasons for the Merger."

RECOMMENDATION OF THE RSI BOARD OF DIRECTORS

     THE RSI BOARD, BY A UNANIMOUS VOTE, HAS ADOPTED AND APPROVED THE MERGER AGREEMENT, BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTEREST OF, RSI'S SHAREHOLDERS AND RECOMMENDS THAT THE RSI SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT. The RSI Board adopted and approved the Merger Agreement after considering a number of factors described under the heading "The Merger - Reasons for the Merger; Recommendation of the Board of Directors."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain officers and directors of RSI may have interests in the Merger that are different from the interests of shareholders of RSI. Such interests relate to, among other things, positions on the Board of Directors of the Surviving Company, employment agreements, and possible severance payments. See "The Merger -- Interests of Certain Persons in the Merger."

CONDITIONS TO THE MERGER

     RSI and CNI must satisfy (or waive) certain conditions for the Merger to occur, including the approval of the Merger Agreement by RSI shareholders, the accuracy of the representations and warranties of the other party set forth in the Merger Agreement as of the Closing Date (except for inaccuracies which are not material), the due diligence review by CNI not revealing any item which in CNI's reasonable judgment would constitute a material adverse change or a prospect of a material adverse change in a particular balance sheet or income statement item of RSI, the execution of the employment agreements with Wayne R. Collignon and Dirk D. Anderson, and the performance by the other party in all material respects (or waiver) of all obligations required to be performed under the Merger Agreement. See "The Merger Agreement - Conditions to Each Party's Obligation to Effect the Merger."

RIGHT TO TERMINATE

     The Merger Agreement may be terminated under certain circumstances, including: (i) by mutual consent of RSI and CNI; (ii) by either party if the other party makes a material misrepresentation or breaches a warranty in the representations and warranties or fails to perform in any material respect a covenant with respect to its representations, warranties and covenants set forth in the Merger Agreement; (iii) by either party if the Escrow Closing Date has not occurred by March 31, 1999 unless this is due to the failure of the terminating party to perform or observe the covenants, agreements and conditions required to be performed by or before the Effective Date; (iv) by either party if the transactions contemplated by the Merger Agreement violate any nonappealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction; (v) by RSI if its Board of Directors determines in good faith that termination is required by reason of another acquisition proposal; (vi) by CNI if RSI's Board of Directors withdraws or materially modifies or changes its recommendations to the shareholders to approve the Merger Agreement and if there exists at such time another acquisition; or (vii) by CNI under certain circumstances if RSI was not in compliance with certain financial covenants.

REGULATORY MATTERS

     RSI and CNI are not aware of any material governmental or regulatory approvals required to be obtained to consummate the Merger, other than compliance with applicable federal and state securities and corporate laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     In general, any gain or loss recognized by an RSI shareholder will be a capital gain or loss. Certain non-corporate shareholders may be eligible for reduced rates of taxation (which may vary depending on such shareholder's holding period for the RSI Common Stock) if, as of the date of the exchange, such shareholder has held such RSI Common Stock for more than one year. The deductibility of a capital loss realized is subject to limitations.

     In addition to the foregoing, special income tax provisions relating to the exclusion or rollover of gain from the sale of qualified small business stock by the shareholders may apply. In particular, these provisions may apply with respect to holders of RSI Common Stock that acquired their shares through the conversion of Series A Convertible Preferred Stock acquired from RSI in February 1994, assuming, among other things, that the holding period requirements under the Internal Revenue Code are met.

     In general, noncorporate shareholders may exclude up to 50% of the gain from the sale of qualified small business stock, subject to certain limitations, if they have held such stock for more than five years, or they may defer some of the gain by reinvesting the proceeds from the sale of qualified small business stock that they have held for at least six months in other qualified small business stock within the 60-day period beginning on the date of sale.

     RSI believes that it meets all requirements applicable to it to be a qualified small business and for the shares acquired pursuant to the conversion of Series A Convertible Preferred Stock into RSI Common Stock to qualify as qualified small business stock, including the "active business requirement" set forth in the Code. Accordingly shareholders who meet the requirements applicable to individual shareholders, including the holding period requirements, may be eligible for the exclusion or deferral treatment described herein.

     EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH SHAREHOLDER UNDER FEDERAL, STATE, LOCAL OR ANY OTHER APPLICABLE LAW.

DISSENTERS' RIGHTS

     Subject to the terms and conditions of the Merger Agreement, holders of RSI Common Stock who do not vote in favor of the Merger and who strictly comply with certain statutory procedures will be entitled to dissenters' rights to receive payment of the fair value of their shares if the Merger is consummated. Failure to take any required step in connection with the exercise of such rights will result in a loss of such rights. See "The Merger - Dissenters' Rights" and Annex B.

MARKET PRICES OF RSI STOCK

     On October 26, 1998, the last full trading day for which prices were available before the execution of the Merger Agreement, the high, low and closing sales prices per share of RSI Common Stock on the Nasdaq Stock Market were each $3-5/8.

     On January 9, 1999, the most recent date for which it was practicable to obtain market price data prior to printing this Proxy Statement, the high, low and closing sales prices per share of RSI Common Stock on the Nasdaq Stock Market were $4-3/8.

     The  market  price  of  RSI  Common   Stock  is  subject  to   fluctuation.
Shareholders are urged to obtain current market quotations for RSI Common Stock.

                           MEETING, VOTING AND PROXIES

     This Proxy Statement is being furnished to the holders of RSI Common Stock in connection with the solicitation of proxies by the RSI Board of Directors from the holders of RSI Common Stock for use at the RSI Special Meeting.

RSI SPECIAL MEETING

     PURPOSE OF THE MEETING. The purpose of the RSI Special Meeting is to consider and vote upon the proposal to approve and adopt the Merger Agreement and to transact such other business as may properly come before the Special Meeting or any adjournment or postponements thereof. The RSI Board, by unanimous vote, has adopted and approved the Merger Agreement, and recommends that RSI shareholders vote FOR approval of the Merger Agreement.

     DATE, PLACE AND TIME, RECORD DATE. The RSI Special Meeting will be held at 8:00 a.m., Arizona time, on February 5, 1999, at RSI's executive offices on 444 West Fairmont, Tempe, Arizona 85282. Only holders of record of RSI Common Stock at the close of business on the Record Date are entitled to vote at the RSI
Special Meeting. On the Record Date, there were 46 holders of record of RSI Common Stock and 1,473,950 shares of RSI Common Stock issued and outstanding.

     VOTING RIGHTS. Each outstanding share of RSI Common Stock is entitled to one vote upon each matter presented at the RSI Special Meeting. A majority of the votes entitled to be cast by holders of shares of RSI Common Stock, represented in person or by proxy, shall constitute a quorum for each matter presented at the RSI Special Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of RSI Common Stock is required for approval of the Merger Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Merger Agreement. The directors and executive officers of RSI, together with their affiliates as a group, own approximately 39.2% of the issued and outstanding shares of RSI Common Stock.

     PROXIES. RSI shareholders may vote either in person or by properly executed proxy. By completing and returning the form of proxy, an RSI shareholder authorizes the persons named therein to vote all the RSI shareholder's shares on his or her behalf. All completed RSI proxies returned will be voted according to the instructions indicated on such proxies. If no instructions are given, the RSI proxies will be voted FOR approval of the Merger Agreement. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Special Meeting. The RSI shareholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of RSI a written notice that is dated after the proxy; (ii) submitting to the Secretary a new proxy relating to the same shares; or (iii) attending the Special Meeting and voting in person (attendance at the meeting will not automatically revoke a proxy).

     Proxies will be solicited from RSI's shareholders by mail. RSI will pay all expenses associated with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of RSI may make further solicitations personally or by telephone, facsimile or mail. These directors, officers and employees will receive no additional compensation for any further solicitation.

     The RSI meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies).

                                   THE MERGER

BACKGROUND OF THE MERGER

     After going public in December 1992, the founders of RSI embarked on an acquisition program during 1993. The acquisition program proved to be ill-fated and by mid-1994, RSI sustained serious deterioration in operating and financial results. Resulting cash flow problems caused RSI to suspend dividend payments on its 9% Series A Convertible Preferred Stock ("Preferred Stock"), and in December 1995, following the non-payment of three consecutive quarterly dividend payments, the preferred shareholders appointed Scott W. Ryan as their representative to the Board of Directors. Mr. Ryan orchestrated a restructuring of RSI's capital structure, which was approved by RSI's shareholders on August 5, 1996. The reorganization, which was effective August 12, 1995, consisted of the automatic conversion of each share of RSI's Preferred Stock, including any and all accrued but unpaid dividends through the conversion date, into 13 shares of RSI Common Stock. In addition, the shareholders approved a one-for-six reverse stock split effective immediately following the Preferred Stock conversion. As a result of the restructuring, the preferred shareholders effectively owned approximately 80% of the reorganized RSI, and the former common shareholders owned about 20%. When the reorganization was approved, the founders and previous directors resigned, and Mr. Ryan became Chairman of the Board. The new Board, consisting of Wayne Collignon, Dirk Anderson and Scott Ryan, began to restore RSI to profitability. Consistent progress has been made since 1995, with RSI showing steady growth in sales and earnings.

     CNI started in 1988, a year after RSI, and is a factor in the remanufactured workstation industry. CNI has been interested in acquiring RSI for several years, prior to Mr. Ryan becoming a Director of RSI. Mr. Ryan first discussed a possible transaction with Mr. O'Neal of CNI in September 1996. A confidentiality agreement was executed on October 9, 1996. Early discussions of a combination took various forms, including a sale of assets, a merger of CNI into RSI, and an outright sale of RSI to CNI. CNI first proposed buying the assets and assuming the liabilities of RSI for $3 million. On October 29, 1996, RSI's Board received another proposal to merge CNI and RSI into a single public entity. RSI's Board rejected both offers as inadequate. Informal communications continued until August 1997, when Mr. Ryan and Mr. O'Neal executed another confidentiality agreement and exchanged updated financial information. RSI's Board first visited CNI in Dallas in October 1997, and has been in various stages of negotiation with CNI, on and off, since that time. As RSI's results continued to improve, CNI's interest grew and discussions intensified in April 1998, when RSI reported record sales and earnings for its fiscal year ending
March 31, 1998. Chairman Ryan received a letter dated June 5, 1998, from Mr. O'Neal of CNI proposing to purchase the assets of RSI, excluding all cash in excess of $150,000, for $8 million in cash. Again RSI's Board rejected the offer as not in the best interest of the shareholders, and suggested that any offer be for the stock of RSI. CNI revised its offer in a letter to Chairman Ryan dated June 24, 1998, offering $8 million for 100% of the stock of RSI, with a working capital adjustment. Again, RSI's Board rejected the offer as inadequate. Finally, RSI received a proposal dated August 10, 1998 from CNI which revised a letter of July 16, 1998 and outlined the basic terms and conditions for the present Merger Agreement between CNI and RSI. The proposal stated that a definitive merger agreement needed to be executed promptly and in good faith.

     While discussions were proceeding with CNI, RSI's Board had discussions with several other potential merger candidates. Chairman Scott Ryan had informal discussions with the chairman of the industry's largest remanufacturer about a possible combination, prior to that company going public in May 1996. Even though nothing materialized, they continued to discuss a possible merger until that company experienced operating problems during 1997.

     Mr. Ryan also had extensive discussions with a large office products company which indicated interest in acquiring RSI. In December 1996, RSI's Board hired an exclusive agent to represent RSI in a possible transaction with this company, and executed a confidentiality agreement with it on November 21, 1997.

Information was exchanged and several discussions were held from December 1996 through July 1998, among our agent, Chairman Ryan and senior executives at this company. RSI's Board received a letter dated July 10, 1998, from our agent outlining a proposal to acquire all of the outstanding shares of RSI for cash. RSI's Board rejected the proposal because it was inferior to CNI's final offer; however, discussion continued among the parties.

     RSI also had discussions with a public company in the furniture business located in southern California and executed a confidentiality agreement with it in June 1998. Although information was exchanged, no proposals were generated.

     Before accepting the CNI offer, Chairman Ryan revisited all other known potential candidates, but RSI received no proposals as a result of these revisits. After evaluating all possibilities, the Board approved the terms contained in CNI's Letter of Intent on August 17, 1998.

     The Merger Agreement between CNI and RSI was executed on October 30, 1998.

REASONS FOR THE MERGER; RECOMMENDATION OF THE RSI BOARD OF DIRECTORS

     Although RSI has not retained a financial advisor to render an opinion with respect to the fairness of the consideration to be paid to RSI's shareholders in connection with the Merger, the RSI Board of Directors has determined that the terms of the proposed Merger are fair to, and in the best interests of, RSI's shareholders. At the meeting held on October 29, 1998, the RSI Board of Directors unanimously adopted and approved the Merger Agreement and the transactions contemplated thereby.

     The decision of the RSI Board to approve the Merger, the Merger Agreement and the transactions contemplated thereby and recommend the adoption thereof by RSI shareholders was based upon consideration of various factors, including those mentioned in "The Merger--Background of the Merger," and the following favorable factors:

     (1) The conditions in the remanufactured office furniture industry in North America, the likelihood of future consolidation in the industry, and the limitations placed on RSI's ability to take advantage of such opportunities due to its present size;

     (2) The limited alternative strategic courses of action available to RSI (i.e., entering into the Merger with CNI or remaining independent);

     (3) The fact that the Merger Consideration was signficantly superior to the consideration in all of the other offers received by RSI;

     (4) Historical market prices and trading information with respect to shares of RSI stock;

     (5) The near term usage of all remaining net operating loss carryforwards would make continued profit growth very difficult for an independent RSI to achieve;

     (6) Merger Consideration that is equal to approximately 3.25 times RSI's current book value and 15 times RSI's current earnings (after imputing income taxes);

     (7) Merger Consideration that is an assured amount not subject to the future performance of CNI; and

     (8)  The terms and conditions of the Merger Agreement.

     The Board also considered one unfavorable factor -- namely that RSI might increase in value if it did not enter into the Merger and instead continued to be operated independently, thereby potentially resulting in the shares of RSI stock someday being worth more than the Merger Consideration. However, given the favorable factors listed above, particularly factors (1), (5) and (6), the Board determined that it was unlikely that the shareholders would receive more within a reasonable period of time by RSI remaining independent than by entering into the Merger.

     The foregoing discussion of the information and factors considered by the RSI Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the RSI Board did not find it practicable to and did not attempt to rank or assign relative weights to the foregoing factors. In addition, individual members of the RSI Board may have given different weights to different factors.

     THE RSI BOARD HAS UNANIMOUSLY ADOPTED AND APPROVED THE MERGER AGREEMENT AND BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTEREST OF, RSI'S SHAREHOLDERS. THE RSI BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

INTEREST OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the RSI Board of Directors with respect to the Merger, RSI shareholders should be aware that certain members of the Board of Directors have certain interests separate from their interests as shareholders, including those referred to below.

     CERTAIN DIRECTORS AND OFFICERS OF RSI WILL BE DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The following persons have been members of the RSI Board of Directors or have been executive officers of RSI during the last twelve months: Wayne R. Collignon, Dirk D. Anderson, Scott W. Ryan, Susan J. Zinga, and Warren Palitz. The Merger Agreement provides that Merger Corp. will merge with and into RSI. The Surviving Corporation will become a wholly-owned subsidiary of CNI. The members of the Board of Directors of the Surviving Corporation shall be
(i) the three persons holding such office in Merger Corp. as of the Effective Date and (ii) Messrs. Collignon and Anderson. The officers of the Surviving Corporation shall be the persons holding such offices in Merger Corp. as of the Effective Date, except that Mr. Collignon shall be the President and Mr. Anderson shall be the Chief Financial Officer of the Surviving Corporation.

     EXISTING EMPLOYMENT AGREEMENTS; SEVERANCE PROVISIONS. RSI has entered into employment agreements with Wayne Collignon and Dirk Anderson pursuant to which they serve as RSI's President and Chief Executive Officer, and Chief Financial Officer, respectively. Under these agreements, Mr. Collignon receives a base annual salary of $105,000 and Mr. Anderson receives a base annual salary of $75,000. Increases to their base salaries and bonuses are at the discretion of RSI's Board of Directors. Both Mr. Collignon and Mr. Anderson are entitled to participate in all retirement and employee benefit plans that RSI may adopt for the benefit of its senior executives, and are entitled to a car allowance of $300 per month.

     Under these agreements, if the executive's employment is terminated by reason of death, Disability or Retirement (as defined in the agreements), upon expiration of the term of the agreement, by RSI for Cause or by the executive without Good Reason (in each case as such terms are defined in the agreements), RSI shall: (i) pay the executive any base salary which has accrued but has not been paid as of the termination date (the "Accrued Base Salary"); (ii) reimburse the executive for expenses incurred by him prior to termination which are subject to reimbursement pursuant to applicable RSI policies (the "Accrued Reimbursable Expenses"); (iii) provide to the executive any accrued and vested benefits required to be provided by the terms of any RSI-sponsored benefit plans (the "Accrued Benefits"); (iv) pay the executive any discretionary bonus with respect to a prior fiscal year which has accrued and been earned but has not been paid (the "Accrued Bonus"); (v) permit the executive to exercise all vested, unexercised stock options outstanding at the termination date; and (vi) to the extent permitted by the terms of the policies then in effect, give the executive a right of first refusal to cause the transfer of the ownership of all key-man life insurance policies maintained by RSI on the executive to the executive at the executive's expense (the "Right of First Refusal"). If the executive's employment is terminated by RSI without Cause or by the executive for Good Reason, RSI shall: (i) pay the executive the Accrued Base Salary; (ii) pay the executive the Accrued Reimbursable Expenses; (iii) pay the executive the Accrued Benefits; (iv) pay the executive the Accrued Bonus; (v) pay the executive the base salary, as and when it would have been paid had the termination not occurred, for a period of six months following the termination date; (vi) maintain in effect, until the first to occur of (a) his attainment of comparable benefits upon alternative employment or (b) six months following the termination date, the employee benefits in which he was entitled to participate immediately prior to such termination; (vii) permit the executive to exercise all vested, unexercised stock options in accordance with the terms of the plans and agreements pursuant to which they were issued; and (viii) give the executive the Right of First Refusal.

     On August 19, 1996, RSI amended the employment agreements to include compensation pursuant to a Change in Control (as defined in the agreements). If the executive's employment is terminated by RSI subsequent to a Change in Control of RSI either by the new controlling party or by the executive for Good Reason, the executive will receive a two-year consulting agreement at $100,000 per year in addition to the severance pay detailed above. Although the Merger will constitute a Change of Control, the existing employment agreements will be superseded as of the Effective Date of the Merger by new employment agreements between CNI and Messrs. Collignon and Anderson. Accordingly, Messrs. Collignon and Anderson will have no further rights under their existing employment agreements with RSI and will not be entitled to severance payments thereunder.

     NEW EMPLOYMENT AGREEMENTS. At the Escrow Closing, Messrs. Collignon and Anderson will enter into employment agreements with CNI (attached as Annexes C and D, respectively) that will become effective as of the Effective Date and will supersede their existing employment agreements with RSI. The terms of these agreements were negotiated with CNI by Mr. Ryan rather than directly by Messrs. Collignon and Anderson. Pursuant to these agreements, Mr. Collignon will serve as the President of the Surviving Corporation and Mr. Anderson will serve as the Chief Financial Officer of the Surviving Corporation. The term of employment under these agreements begins on the Effective Date of the Merger and continues until the termination, resignation, death, disability or retirement of the executive or the one year anniversary of the Effective Date. CNI will pay each executive a base salary of $100,000 per year, which will be reviewed upon the one year anniversary of the Effective Date. In addition, each executive is entitled to an annual performance bonus in an amount, which shall not be less than $50,000, determined by CNI's Board of Directors. Each executive also is entitled to participate to the same extent as other similarly situated employees in all retirement and employee benefit plans that CNI has adopted or may adopt for the benefit of its employees. Further, each executive is entitled to $25,000 upon the Effective Date in exchange for certain noncompetition and nonsolicitation covenants.

     Under these agreements, if either executive resigns or CNI terminates his employment for Cause (as defined in the agreements), CNI will pay: (i) his base salary through the date of termination; (ii) the unpaid portion of his performance bonus, if any, that he has earned or qualified for prior to the date of termination; and (iii) for any accrued and unused vacation, if any, that the executive was eligible for at the date of termination. If CNI terminates either executive's employment for any reason other than Cause, CNI will pay the items listed in the preceding sentence and will continue to pay the executive's base salary for six months after the date of termination. If either executive's employment is terminated by his death, Disability or Retirement (each as defined in the agreements), CNI will pay: (i) his base salary through the date of the event; and (ii) the unpaid portion of his performance bonus, if any, that he has qualified for prior to the date of the event.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     GENERAL. The following is a summary description of all material federal income tax consequences of the Merger. This summary is not a complete description of all of the tax consequences of the Merger and, in particular, may not address federal income tax considerations that may be important to a shareholder in light of such shareholder's particular circumstance or to shareholders subject to special rules, such as a shareholder that, at the Effective Time, is not a U.S. person or is a tax-exempt entity or an individual who acquired RSI Common Stock pursuant to the exercise of options or similar derivative securities or otherwise as compensation. In addition, no information is provided with respect to the tax consequences of the Merger under foreign, state or local laws. This discussion further assumes that RSI shareholders hold their RSI Common Stock as capital assets within the meaning of Section 1221 of the Code.

     The discussion is based on the Code as in effect on the date of this Proxy Statement, without consideration of the particular facts or circumstances of any shareholder. CONSEQUENTLY, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE MERGER.

     THE MERGER. In general, any gain or loss recognized by an RSI shareholder will be a capital gain or loss. Certain non-corporate shareholders may be eligible for reduced rates of taxation (which may vary depending on such shareholder's holding period for the RSI Common Stock) if, as of the date of the exchange, such shareholder has held such RSI Common Stock for more than one year. The deductibility of a capital loss realized is subject to limitations.

     In addition to the foregoing, special income tax provisions relating to the exclusion or rollover of gain from the sale of qualified small business stock by the shareholders may apply. In particular, these provisions may apply with respect to holders of RSI Common Stock that acquired their shares through the conversion of Series A Convertible Preferred Stock acquired from RSI in February 1994, assuming, among other things, that the holding period requirements under the Internal Revenue Code are met.

     In general, noncorporate shareholders may exclude up to 50% of the gain from the sale of qualified small business stock, subject to certain limitations, if they have held such stock for more than five years, or they may defer some of the gain by reinvesting the proceeds from the sale of qualified small business stock that they have held for at least six months in other qualified small business stock within the 60-day period beginning on the date of sale.

     RSI believes that it meets all requirements applicable to it to be a qualified small business and for the shares acquired pursuant to the conversion of Series A Convertible Preferred Stock into RSI Common Stock to qualify as qualified small business stock, including the "active business requirement" set forth in the Code. Accordingly shareholders who meet the requirements applicable to individual shareholders, including the holding period requirements, may be eligible for the exclusion or deferral treatment described herein.

     THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON EXISTING LAW AS OF THE DATE OF THIS PROXY STATEMENT. RSI SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER (INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS).

DISSENTERS' RIGHTS

     Under Arizona law, RSI shareholders may dissent from and obtain payment of the fair value of their shares if the Merger is consummated. "Fair value" means the value of the shares immediately before the Effective Time of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless exclusion is inequitable. A copy of Sections 10-1320 through 10-1328 of the BCA, which govern the procedures for the exercise of such dissenters' rights under Arizona law, is attached as Annex B. The description of dissenters' rights set forth below is a summary only and is qualified in its entirety by reference to the text of Sections 10-1320 through 10-1328 of the BCA. Because failure by a RSI shareholder to follow precisely all of the steps required by Sections 10-1320 through 10-1328 will result in the loss of dissenters' rights, any RSI shareholder contemplating the exercise of dissenters' rights is urged to review Annex B carefully.

     Any RSI Shareholder who wishes to dissent and obtain payment of the fair value of his or her shares must: (1) deliver to RSI, before the vote is taken on the Merger, written notice of the shareholder's intention to demand fair value payment for his or her shares if the Merger is effectuated; and (2) not vote his or her shares in favor of the Merger.

     If the Merger is approved, the Surviving Corporation will, no later than ten days after the Effective Time, deliver a written notice (the "Dissenters' Notice") to all RSI shareholders who are entitled to demand fair value payment for their shares (i.e., who have satisfied the above requirements). The Dissenters' Notice will: (1) state where the payment demand must be sent and where and when share certificates shall be deposited; (2) supply a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the proposed Merger and that requires that the person asserting dissenters' rights to certify whether the person acquired beneficial ownership of the shares before that date; (3) set a date by which the Surviving Corporation must receive the fair value payment demand, which date shall be at least 30 but not more than 60 days after the date the Dissenters' Notice is delivered; and (4) be accompanied by a copy of Sections 10-1320 through 10-1328 of the BCA.

     A shareholder who is sent the Dissenters' Notice and desires to assert dissenters' rights must demand fair value payment, certify whether the shareholder's acquired beneficial ownership of the shares before the date required to be set forth in the Dissenters' Notice pursuant to item (2) above, and deposit the shareholder's certificates in accordance with the terms of the Dissenter's Notice. A shareholder who demands fair value payment, makes the necessary certification and deposits his or her certificates in this manner retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     ANY RSI SHAREHOLDER WHO DOES NOT DELIVER TO RSI BEFORE THE VOTE IS TAKEN WRITTEN NOTICE OF HIS OR HER INTENT TO DEMAND FAIR VALUE PAYMENT FOR THE SHAREHOLDER'S SHARES, WHO VOTES IN FAVOR OF THE MERGER, WHO DOES NOT DEMAND PAYMENT OR WHO DOES NOT DEPOSIT THE SHAREHOLDER'S CERTIFICATES BY THE DATE SET FORTH IN THE DISSENTERS' NOTICE IS NOT ENTITLED TO FAIR VALUE PAYMENT FOR HIS OR HER SHARES OF RSI COMMON STOCK UNDER SECTIONS 10-1320 THROUGH 10-1328 OF THE BCA.

     Subject to certain exceptions, upon the Effective Time, RSI will pay each dissenter who complies with the above procedures the amount RSI estimates to be the fair value of the dissenters' shares of RSI Common Stock plus accrued interest (the "Payment"). The Payment will be accompanied by: (1) certain financial statements of RSI; (2) a statement of RSI's estimate of the fair value of the shares; (3) an explanation of how the interest was calculated; (4) a statement of the dissenters' right to demand payment under Section 10-1328 of the BCA; and (5) a copy of Sections 10-1320 through 10-1329 of the BCA.

     RSI may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the Dissenters' Notice as the date of the first announcement to news media or to shareholders of the terms of the proposed Merger. To the extent RSI elects to so withhold payment to Dissenting Shareholders, after effectuating the Merger, the Surviving Corporation shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The Surviving Corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under Section 10-1328.

     If a dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest was incorrectly calculated or if the Surviving Corporation fails to make payment within 60 days after the date set by the Surviving Corporation by which it must receive the payment demand, the dissenter may give written notice (the "Additional Payment Notice") to the Surviving Corporation of the dissenter's own estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made by the Surviving Corporation. A DISSENTER WAIVES THE RIGHT TO DEMAND ADDITIONAL PAYMENT UNLESS HE OR SHE CAUSES THE SURVIVING CORPORATION TO RECEIVE THE ADDITIONAL PAYMENT NOTICE WITHIN 30 DAYS AFTER THE SURVIVING CORPORATION MADE OR OFFERED PAYMENT FOR THE DISSENTERS' SHARES. If an Additional Payment Notice remains unsettled, the Surviving Corporation shall commence a proceeding within 60 days after receiving the Additional Payment Notice and shall petition the court to determine the fair value of the shares of the RSI Common Stock and accrued interest. If the Surviving Corporation does not commence such a proceeding within the 60-day period, it shall pay to each dissenter whose Additional Payment Notice remains unsettled the amount demanded therein.

                              THE MERGER AGREEMENT

     THE FOLLOWING IS A BRIEF SUMMARY OF ALL OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX A AND IS INCORPORATED HEREIN BY REFERENCE. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT.

THE MERGER

     The Merger Agreement provides that, following the approval of the Merger Agreement by RSI shareholders, and the satisfaction or waiver of the other conditions to the Merger, Merger Corp. will be merged with and into RSI, and the Surviving Corporation will be a wholly-owned subsidiary of CNI.

     If the RSI shareholders approve the Merger Agreement, and the other conditions to the Merger are satisfied or waived, a closing into escrow will take place. See "--The Escrow Closing" and "--Computation of Adjustment Amount." The Merger will become effective at the Effective Time, as specified in the articles of merger filed by the Surviving Corporation with the Arizona Corporation Commission. See "--The Escrow Closing."

CONSUMMATION OF THE MERGER

     Upon consummation of the Merger, the shares of RSI Common Stock and Options shall, in the aggregate on the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the sum (the "Merger Consideration") of (i) $8,575,000 plus (ii) the Adjustment Amount (as defined below). Upon consummation of the Merger, the Merger Consideration shall be allocated among the shares of RSI Common Stock and the Options on the following basis:

     * Each outstanding share of RSI Common Stock shall be converted into an amount in cash (the "Net Price Per Share") equal to (x) $8,575,000 plus the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the effective date of the Merger (other than Out of Money Options) divided by (y) the total number of RSI Common Stock Equivalents outstanding on the effective date of the Merger;

     * Each outstanding Option (other than Out of Money Options) shall be canceled and converted into an amount of cash equal to the product of
          (x) the number of shares of RSI Common Stock subject to the canceled Option and (y) the excess of the Net Price Per Share over the exercise price of the Option; and

     * Each Out of Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

     The Adjustment Amount is a portion of the amount, if any, by which the Merger Consideration has been increased during the time in which the Exchange Agent holds the $8,575,000, less any amounts reserved for Dissenting Shares (the "Exchange Fund"). See "The Merger Agreement - Computation of Adjustment Amount." As more fully described in "The Merger Agreement - The Exchange Agent," the Exchange Agent will hold the Exchange Fund in escrow and may invest the Exchange Fund as directed by CNI. Of the net earnings, if any, which are generated on the Exchange Fund, 50% of such net earnings generated from the Escrow Closing Date through the Closing Date, minus the Cure Amount (as defined in "The Merger Agreement - Computation of Adjustment Amount"), shall become a part of the Merger Consideration (the "Adjustment Amount").

THE ESCROW CLOSING

     A closing into escrow of the transactions contemplated by the Merger Agreement will take place at the offices of RSI in Tempe, Arizona at 10:00 a.m., local time, on the date (i) on which the Special Meeting occurs or (ii) as soon as practicable thereafter when each of the other conditions set forth in the Merger Agreement has been satisfied or waived, or at such other place, time and date as shall be fixed by mutual agreement between RSI and CNI (the "Escrow Closing"). RSI and CNI will cause to be prepared, executed and delivered into escrow with counsel to RSI and CNI (the "Co-Escrow Agents") the Articles of Merger and all other appropriate and customary documents as RSI, CNI or their respective counsel may reasonably request for the purpose of consummating the transactions contemplated by the Merger Agreement. CNI shall deposit with the Exchange Agent the Exchange Fund. To facilitate the Escrow Closing, RSI will allow CNI's lenders to perfect security interests in RSI's assets as of the Escrow Closing Date. However, such lenders will irrevocably undertake in writing to immediately release such security interests if the Closing does not occur as contemplated in the Merger Agreement. Such lenders shall also have a security interest in the Exchange Fund, which shall be released on the Effective Date of the Merger.

     The consummation of the Merger shall then occur promptly upon the occurrence of the delivery of joint written instructions by RSI and CNI to the Co-Escrow Agents to effect the filing of the Articles of Merger. The day on which such joint written instructions are delivered to the Co-Escrow Agents is the Closing Date.

THE EXCHANGE AGENT

     On the Escrow Closing, CNI shall deposit the Exchange Fund with the Exchange Agent. The Exchange Agent shall hold the Exchange Fund in escrow until the earliest of (i) the receipt by the Exchange Agent of a copy of the joint written instructions of RSI and CNI to the Co-Escrow Agents to cause the Articles of Merger to be filed, whereupon the Exchange Agent shall notify the holders of RSI Common Stock as set forth in "The Merger Agreement - Exchange of Certificates for Merger Consideration"; (ii) receipt by the Exchange Agent of a notice from CNI that it is entitled, and so elects, to terminate the Merger Agreement, whereupon the Exchange Agent will promptly deliver the Exchange Fund to CNI; or (iii) the failure of the Exchange Agent to receive the notices under clause (i) or (ii) above prior to May 15, 1999, whereupon the Exchange Agent will promptly deliver the Exchange Fund to CNI.

     The Exchange Agent may invest the Exchange Fund as directed by CNI only in direct obligations of the United States, obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation or certificates of deposit, bank repurchase agreements or bankers' acceptances of a commercial bank having at least $100,000,000 in assets (collectively, "Permitted Investments") or in money market funds which are invested in Permitted Investments. Of the net earnings which are generated on the Exchange Fund, 50% of all net earning generated from the Escrow Closing through the Closing Date shall be segregated from the Exchange Fund, reserved for CNI and paid to CNI as and when requested by CNI. The remaining 50% of such net earnings generated for such period (such remaining 50% portion, net of the Cure Amount defined in "Computation of Adjustment Amount" is referred to as the "Adjustment Amount") shall be retained in the Exchange Fund and shall become a part of the Merger Consideration. If applicable, the Exchange Agent shall also deduct from the Adjustment Amount, and pay to CNI, the Cure Amount. See "- Computation of Adjustment Amount."

COMPUTATION OF ADJUSTMENT AMOUNT

     The Merger Agreement provides that no later than 30 days after the Escrow Closing, CNI will prepare and deliver to the Board of Directors of RSI an unaudited statement of the current assets and current liabilities of RSI as of the Escrow Closing (the "Closing Balance Sheet"), prepared in accordance with generally accepted accounting principles ("GAAP"). CNI shall make available to RSI and its accountants all work papers and other pertinent information used in preparing the Closing Balance Sheet. RSI will then have 5 days after receiving the Closing Balance Sheet to examine it and deliver to CNI either (i) a written acknowledgment accepting the Closing Balance Sheet or (ii) a written report (the "Objection Report") setting forth in reasonable detail any proposed objections to the Closing Balance Sheet. RSI's failure to deliver the Objection Report within the required five-day period shall constitute its acceptance of the calculations set forth in the Closing Balance Sheet.

     During a period of 10 days following CNI's receipt of the Objection Report, RSI and CNI will attempt to resolve any differences they may have with respect to the matters RSI raises in the Objection Report. If the parties are unable to agree on any of RSI's proposed adjustments in the Objection Report within the 10-day period, they will submit such dispute to the Phoenix office of Arthur Andersen, LLP to make the final determination, prior to the 60th day after the Escrow Closing Date, with respect to the Closing Balance Sheet. Arthur Andersen LLP's decision shall be final and binding on the parties. Each of RSI and CNI will equally bear the costs and expenses of Arthur Andersen LLP.

     If, after finalization of the Closing Balance Sheet (which shall be either the acceptance by RSI of the Closing Balance Sheet or resolution of the matters raised in the Objection Report, but which shall in no event occur prior to February 28, 1999), the Closing Balance Sheet shall reveal that RSI failed to comply with the financial covenants set forth in the Merger Agreement (all computed in accordance with GAAP), then

          (i) if the smallest dollar amount that would cure any and all deficiencies in the financial covenants set forth in "--Conditions to Each Party's Obligations to Effect the Merger" (the "Cure Amount") is equal to or less than the Adjustment Amount, then the Cure Amount will be segregated from the Exchange Fund and will be paid to CNI, whereupon CNI and RSI will furnish joint written instructions to the Co-Escrow Agents (and a copy to the Exchange Agent) to file the Articles of Merger with the Arizona Corporation Commission; or

          (ii) if the Cure Amount is greater than the Adjustment Amount, then CNI shall elect either to (x) waive its right to receive any Cure Amount in excess of the Adjustment Amount (whereupon CNI and RSI shall furnish the joint written instructions to the Co-Escrow Agents) or (y) terminate the Merger Agreement (whereupon CNI will provide notice of such termination to the Co-Escrow Agents and the Exchange Agent).

EXCHANGE OF CERTIFICATES FOR MERGER CONSIDERATION

     As soon as practicable after the Effective Date, the Exchange Agent shall mail to each RSI shareholder (other than Dissenting Shareholders) and Option holder as of the Effective Date a form of letter of transmittal and instructions for surrendering the RSI Common Stock certificates (the "Certificate" or "Certificates") or RSI Options for conversion and payment. The risk of loss and title to the Certificates and Options will pass only upon proper delivery of such Certificates or Options to the Exchange Agent, and the form of letter of transmittal shall so reflect. Upon surrender to the Exchange Agent of a Certificate or Option, together with the duly-executed letter of transmittal, the holder of such Certificate or Option shall be entitled to receive in exchange a check representing the cash consideration to which such holder is entitled pursuant to the Merger Agreement, and the Certificate or Option shall be canceled. No interest will be paid or accrued on the cash payable upon the surrender of the Certificate or the Option.

     If the Exchange Agent is to issue or pay any portion of the consideration to a person other than the registered holder of such Certificate or Option surrendered, the Certificate or Option so surrendered shall be properly endorsed or otherwise in proper form for transfer, and the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a check representing cash to such other person, or establish to the satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable.

     If a Certificate has been lost, mislaid, stolen or destroyed, the holder may be required, before that holder may receive the consideration for the exchange, to deliver to CNI a bond in such reasonable sum as CNI may direct as indemnity against any claim that may be made against the Exchange Agent, CNI or the Surviving Corporation with respect to the Certificate lost, mislaid, stolen or destroyed.

     After the Effective Date, there will be no transfers on the stock transfer books of the Surviving Corporation of the shares of RSI Common Stock that were outstanding immediately before the Effective Date. If, after the Effective Date, Certificates are presented to the Surviving Corporation for transfer, they will be canceled and exchanged for the cash consideration.

     HOLDERS OF RSI COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES OR OPTIONS UNTIL THEY RECEIVE A TRANSMITTAL LETTER.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains customary representations and warranties by RSI relating to, among other things:

     *    the organization of RSI and similar corporate matters;
     * the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters;
     *    RSI's capital structure;
     * the absence of restrictions and conflicts between the consummation of the Merger Agreement and RSI's material contracts, RSI's corporate filings, judgments, decrees or orders to which RSI is a party, or any statute, law, regulation or rule applicable to RSI;
     * RSI's financial statements and records and the accuracy of the information contained therein and in RSI's filings with the SEC;
     * the absence of certain changes in RSI's business, operations, assets or financial conditions and of certain transactions outside the ordinary course of business;
     *    the absence of any material undisclosed liabilities;
     *    tax matters;
     *    RSI's compliance with applicable laws and agreements;
     * certain agreements relating to certain employment, consulting, and benefits matters;
     * retirement and other employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended;
     *    intellectual property matters;
     *    real estate matters;
     *    RSI's compliance with environmental laws;
     * the absence of adverse material suits, claims or proceedings, and other litigation issues;
     *    the condition of RSI's assets and inventory;
     * RSI's compliance with generally accepted accounting principles in the calculation of its accounts receivable; and
     *    Year 2000 compliance.

     The Merger Agreement also contains customary representations and warranties by CNI and Merger Corp. relating to: (a) the organization and standing of CNI and Merger Corp.; (b) the authorization, execution, delivery, performance, and enforceability of the Merger Agreement and related matters; and (c) the absence of restrictions and conflicts between the consummation of the Merger Agreement and CNI's and/or Merger Corp.'s material contracts, the corporate filings, judgments, decrees or orders to which either CNI or Merger Corp. is a party, or statute, law, regulation or rule applicable to both CNI and Merger Corp.

CERTAIN COVENANTS

     Pursuant to the Merger Agreement, RSI has agreed that, during the period from the date of the Merger Agreement until the Effective Time, except as permitted by the Merger Agreement or as otherwise consented to in writing by CNI, RSI will, subject to certain specified exceptions, among other things:

     *    comply with certain financial covenants;
     * carry on its business only in the ordinary course consistent with prior practice;
     *    not amend its Articles of Incorporation or Bylaws;
     *    not issue,  sell or grant any options or warrants;
     *    not declare or pay any dividends on or make any distributions;
     *    not engage in acquisitions, mergers or sales;
     * use its reasonable efforts to preserve intact the corporate existence, goodwill and business organization of RSI, to keep the officers and employees of RSI available to RSI, and to preserve the relationships of RSI with third parties;
     *    not incur any debt except in the ordinary course of business;
     * not assume or otherwise become liable for the obligations of any other person or make any capital contributions to, or investments in, any person;
     *    not make any loans in excess of $1,000;
     * not enter into or modify the terms of any employment or severance agreements with officers or directors, not increase compensation to officers or directors, and not increase compensation to other employees except in the ordinary course of business and consistent with past practice;
     * not make or incur any capital expenditures in excess of $5,000 or in the aggregate in excess of $10,000;
     * perform all obligations under all material contracts and not enter into, assume or amend any material contract or commitment;
     *    prepare and file all tax returns and pay all taxes;
     * promptly notify CNI in writing of any material change to RSI's representations and warranties;
     * permit CNI to have reasonable access to RSI's premises, contracts, commitments, books, records and other information; and
     * conduct a shareholders' special meeting to approve the Merger Agreement and prepare a Proxy Statement.

     The Merger Agreement generally requires the parties to use their reasonable best efforts to cause the Merger to be consummated. In addition, it provides that if a claim, action, suit or investigation by any governmental body or other person is commenced which questions the validity of the Merger Agreement or any of the transactions contemplated by the Merger Agreement, RSI and CNI shall cooperate and use all reasonable efforts to defend against such claim, action suit, or investigation and, if an injunction or other order is issued, shall use all reasonable efforts to have such injunction or other order lifted.

NO SOLICITATION

     The Merger Agreement provides that from the date of the Merger Agreement until it is terminated as provided therein, RSI will not, and will not permit any of its representatives to, directly or indirectly, (i) solicit or initiate discussion with or (ii) enter into negotiations with, or furnish information to, any person or entity other than CNI (a "Third Party") concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (an "Acquisition Proposal") involving RSI. RSI may, however, at any time before the RSI shareholders approve the Merger Agreement, engage in discussions or negotiations with a Third Party and may furnish such Third Party information concerning itself and its business, properties and assets if, and only to the extent that, the RSI Board of Directors, in the exercise of good faith judgment as to its fiduciary duties, authorizes such discussions or negotiations relating to an Acquisition Proposal. If the Board of Directors authorizes such discussions or negotiations, the Board's authorization must be based upon the advice of independent, outside legal counsel that a failure of the Board of Directors to authorize such action would likely constitute a breach of its fiduciary duties to such shareholders. Additionally, RSI or the Board of Directors may (1) take and disclose to the RSI shareholders a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to any tender offer, or (2) make such disclosure to the RSI shareholders which, as advised in the opinion of counsel, is required under applicable law.

     RSI must notify CNI promptly if RSI becomes aware of any inquiries or proposals with respect to an Acquisition Proposal or if any information is requested or any negotiations or discussions are sought to be initiated with RSI with respect to an Acquisition Proposal. RSI must provide CNI with any written inquiries or proposals relating to an Acquisition Proposal unless independent counsel has advised RSI that providing such information to CNI would likely result in a breach of the fiduciary duties of RSI's Board of Directors to the RSI shareholders. Each time, if any, that the RSI Board of Directors determines, upon advise of such legal counsel and in the exercise of its good faith judgment as to its fiduciary duties to the RSI shareholders, that it must enter into negotiations with, or furnish any information to, a Third Party concerning any Acquisition Proposal, RSI will give CNI prompt notice of such determination, except in instances where RSI receives the advice of independent, outside legal counsel for RSI that providing such information to CNI would be a breach of the RSI Board of Directors' fiduciary duties.

CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER

     The respective obligations of RSI and CNI to effect the Merger are subject to the following conditions: (a) RSI shareholders shall approve the Merger Agreement; (b) no temporary restraining order, preliminary or permanent injunction or other order shall be in effect that prevents consummation of the Merger; (c) RSI and CNI each shall certify the accuracy in all material respects of the representations and warranties required to be performed by that party under the Merger Agreement as of October 30, 1998 and as of the Closing Date;
(d) RSI and CNI shall each perform in all material respects all obligations of that other party required to be performed under the Merger Agreement; (e) RSI and CNI shall each receive officers' certificates from each other stating that certain conditions set forth in the Merger Agreement have been satisfied; (f) CNI shall have conducted its due diligence review of RSI's business, which shall not have revealed any item which in CNI's reasonable judgment would constitute a material adverse change or a prospect of a material adverse change in a particular balance sheet or statement of income item of RSI; and (g) CNI shall have entered into the employment agreements with Wayne R. Collignon and Dirk D. Anderson, which are attached as Annexes C and D.

     In addition, RSI must satisfy the following financial conditions for the Merger to occur: (a) cash and cash equivalents, plus net accounts receivables, minus customer deposits must exceed $1,925,000; (b) cash, plus net accounts receivable, plus inventory, minus total liabilities must exceed $2,475,000; (c) total liabilities must be less than $800,000; (d) accounts payable must be less than $475,000; (e) inventory must be at least $900,000; (f) total assets, minus intangible assets, plus the value of intangible assets listed on Schedule 2.4 of the Merger Agreement ($45,078.37), plus $800,000, minus total liabilities, must exceed $3,275,000; and (g) the shareholder's equity must be at least $2,925,000.

TERMINATION

     The Merger Agreement may be terminated at any time (a) on or before the Closing Date, whether before or after approval by RSI shareholders by mutual consent of RSI and CNI; (b) on or before the Escrow Closing, by CNI if there has been a material misrepresentation or breach of warranty by RSI set forth in the Merger Agreement or a failure by RSI to perform in any material respect a covenant set forth in the Merger Agreement; (c) on or before the Escrow Closing, by RSI if there has been a material misrepresentation or breach of warranty by CNI set forth in the Merger Agreement or a failure by CNI to perform in any material respect a covenant set forth in the Merger Agreement; (d) on or before the Escrow Closing, by either RSI or CNI if the transactions contemplated by the Merger Agreement are not consummated by March 31, 1999, unless such failure to consummate is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions of the Merger Agreement that must be performed or observed at or before the Closing Date; (e) on or before the Escrow Closing, by either RSI or CNI if the transactions contemplated by the Merger
Agreement violate any nonappealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction; (f) on or before the Escrow Closing, by RSI if, in the exercise of good faith judgment of its Board of Directors (which judgment is based upon the advice of independent, outside legal counsel) as to its fiduciary duties to its shareholders, such termination is required by reason of an Acquisition Proposal or, if the Board of Directors of RSI withdraws or materially modifies or changes its recommendation to its shareholders to approve the Merger Agreement and the Merger if there exists at such time an Acquisition Proposal for RSI and such change in recommendation is based upon the advice of independent, outside legal counsel;
(g) on or before the Escrow Closing, by CNI if the RSI Board of Directors withdraws or materially modifies its recommendation to the RSI shareholders to approve the Merger Agreement and the Merger if there exists at such time an Acquisition Proposal; or (h) by CNI is the Cure Amount is greater than the Adjustment Amount.

TERMINATION FEES; EXPENSES

     If the Merger is not consummated, each party shall pay its own expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby. Additionally, if the Merger is terminated due to the termination of the Merger Agreement by virtue of the occurrence of an Acquisition Proposal, and RSI enters into such an Acquisition Proposal within 24 months of such termination, CNI's option to purchase 230,000 shares of RSI Common Stock at a purchase price equal to $3.75 per share will become effective immediately. See "The Warrant."

AMENDMENT AND WAIVER

     The parties may amend, modify or supplement the Merger Agreement by a written instrument executed by the party against which enforcement of the amendment, modification or supplement is sought.

                                   THE WARRANT

     The following is a brief summary of the terms of the Common Stock Purchase Warrant (the "Warrant"), a copy of which is attached as Annex E and which is incorporated herein by reference. Because the following is only a summary, RSI encourages shareholders to read the Warrant in its entirety. The Warrant is intended to increase the likelihood that RSI and CNI will consummate the Merger in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the Warrant may discourage persons who might now or prior to the Effective Time be interested in acquiring all or a significant interest in, or otherwise effecting a business combination with, RSI from considering or proposing such a transaction, even if such persons were prepared to offer to pay consideration to the RSI shareholders which constitutes more than RSI shareholders will receive pursuant to the Merger Agreement.

GENERAL

     Pursuant to the Warrant entered into concurrently with the Merger Agreement, RSI has granted to CNI the right (the "Option") to purchase, under certain circumstances, up to 230,000 shares (the "Warrant Shares") of RSI Common Stock (representing 15.6% of the outstanding common stock of RSI on November 30, 1998), at a price of $3.75 per share, subject to adjustments under certain circumstances.

     CNI may exercise the Option immediately upon the occurrence of both the following: (i) certain terminations of the Merger Agreement and (ii) the entering by the Company of such Acquisition Proposal within 24 months after such termination. CNI shall be entitled to purchase the RSI Common Stock at a price equal to $3.75 per share from RSI at any time prior to 5:00 p.m. (Arizona time) on the date (the "Expiration Date") which is the later of (i) the termination date set in the Acquisition Proposal or (ii) the closing date of the Acquisition Proposal (if the holder of the Warrant has received at least 15 days' prior written notice of such date). CNI may exercise the Option in whole or in part at any time prior to the Expiration Date (but not as to fractional shares). If CNI purchases less than all the Warrant Shares, RSI shall cancel the Warrant and execute and deliver a new Warrant of like tenor for the balance of the Warrant.

THE EXERCISE OF THE WARRANT

     CNI shall exercise the Warrant by delivering to RSI a duly executed exercise notice and payment of the purchase price by check or cash in an amount equal to $3.75 per share of RSI Common Stock, subject to normal adjustments for dividends, reclassifications and the like (the "Exercise Price"). See "- Exercise Price." Within ten days of the exercise and payment of the Exercise Price, RSI, at its expense, shall cause to be issued in the name of and delivered to CNI, or as CNI (upon payment by CNI of all applicable transfer taxes) may direct, a certificate or certificates for the Warrant Shares, and shall cause to be delivered (with appropriate instruments of assignment) to CNI all of the cash, or other property to which CNI may be entitled.

CERTAIN COVENANTS

     RSI has agreed to reserve sufficient shares of its Common Stock to satisfy the Warrant Shares. It also has agreed not to seek to avoid the observance and performance of the Warrant. RSI must give prompt written notice to CNI of any lawsuit known by RSI to have been instituted by or against it in any court, regulatory body, or commission which, if adversely determined, would have a material adverse effect upon the value or the legality of issuance or registration of the RSI Common Stock.

TRANSFER RESTRICTIONS

     The Warrant provides that CNI has acquired the Warrant for its own account for investment and not with a present view to distribute or resell it. Any certificates issued pursuant to the Warrant will contain a legend notifying CNI or any potential transferee of the provisions of the Warrant and that the Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of an effective registration statement or an opinion of counsel, satisfactory to RSI, that registration is not required under the Act. The Warrant provides that CNI understands the restrictions on the resale of the Warrant and Warrant Shares and also understands that RSI has no obligation to register the Warrant or the Warrant Shares under the Act or applicable state securities laws.

EXERCISE PRICE

     The Exercise Price is $3.75 per share of RSI Common Stock, subject to the following adjustments:

     CONSOLIDATION, MERGER, SALE, CONVEYANCE. If RSI consolidates or merges with, or sells or conveys all or substantially all of its assets to, any other corporation, the Warrant shall entitle CNI to purchase at the Exercise Price then in effect such number and kind of securities as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the Warrant Shares immediately prior to such consolidation, merger, sale or conveyance. RSI shall take all necessary steps to assure that the provisions of the Warrant shall be applicable, as nearly as they reasonably may be, in relation to any securities or property delivered to CNI upon the exercise of the Warrant.

     STOCK DIVIDEND, RECLASSIFICATION, ETC. If RSI (i) pays a dividend or makes a distribution of shares of its capital stock, (ii) subdivides its outstanding shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issues any shares of its capital stock in a reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which RSI is the surviving corporation), the number of shares purchasable upon the exercise of the Warrant immediately prior thereto shall be adjusted so that CNI shall be entitled to receive the kind and number of shares or other securities of RSI which CNI would have owned or would have been entitled to receive had the Warrant been exercised.

     ADJUSTMENT OF PURCHASE PRICE. If the number of Warrant Shares is adjusted as provided above, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which is the number of Warrant Shares subject to the Warrant immediately prior to such adjustment and the denominator of which is the number of Warrant Shares subject to the Warrant immediately thereafter.

                               DESCRIPTION OF RSI

DESCRIPTION OF RSI

     RSI, an Arizona corporation formed in March 1987, reconditions and markets modular office workstations consisting of panels, work surfaces, file drawers, book and binder storage and integrated electrical components ("workstations"). RSI specializes in reconditioning and marketing workstations originally manufactured by Haworth. RSI purchases used workstations from manufacturers, dealers, brokers, and end-users throughout the United States through competitive bids or directly negotiated transactions. After purchasing used workstations, RSI transports them to its manufacturing facility in Tempe, Arizona where it disassembles and inventories the workstations by component parts, stores and, upon receipt of purchase orders, reconditions and reassembles the workstations. RSI sells the reconditioned workstations throughout the United States to dealers and end-users.

     There are more than 50 manufacturers of new workstations in the United States. Steelcase, Herman Miller, and Haworth constitute the dominant manufacturers, controlling a majority of the market for new workstations. Steelcase, Herman Miller, and Haworth each have created a unique system for connecting panels, power and telecommunications raceways, resulting in virtually no interchangability between their respective products. Due to the lack of interchangability of parts for workstations of these dominant manufacturers, RSI has generally specialized in reconditioning and marketing workstations originally manufactured by just one of the dominant manufacturers. RSI elected to specialize in reconditioning and marketing workstations originally manufactured by Haworth as a result of the extensive experience of RSI's founders with Haworth workstations.

YEAR 2000 ISSUES

     The "Year 2000 problem" arose because many existing computer programs use only the last two digits to refer to a year. Therefore, these computer programs do not properly recognize a year that begins with "20" instead of the familiar "19." If not corrected, many computer applications could fail or create erroneous results when the year 2000 begins.

     RSI has implemented a program to assess and monitor the progress of its material customers, suppliers and other significant third parties in resolving Year 2000 compliance issues. Questionnaires have been sent to all significant third parties to evaluate their Year 2000 readiness. All responses are due to be returned to RSI no later than January 31, 1999, at which time second requests will be delivered to any parties who did not respond in a timely basis. In addition, all new suppliers and customers will be required to complete the questionnaires. The initial evaluation is scheduled to be completed by February 28, 1999; however, new third parties will be evaluated as needed. All material third parties with potential unresolved Year 2000 compliance issues which become evident through this assessment program will be monitored on an individual basis depending on the significance of the relationship to RSI and the severity of the unresolved issues.

     RSI has evaluated its existing systems, including information technology and non-information technology systems, for Year 2000 compliance. Following this evaluation, RSI believes all of its non-information technology systems are in compliance at this time.

     RSI's computer hardware and accounting software are not Year 2000 compliant at this time. RSI has developed two plans to bring these systems into compliance based upon the outcome of the vote by the shareholders on the proposed Merger with CNI. The two plans are as follows:

     PLAN 1 - APPROVAL OF THE MERGER BY RSI'S SHAREHOLDERS. If RSI's shareholders approve the proposed Merger with CNI, RSI will upgrade its current accounting and network software programs to Year 2000 compliance. The estimated cost of the upgrade is approximately $500 and is scheduled for completion by February 28, 1999. RSI also will contract with a third party vendor to analyze the existing computer hardware for Year 2000 compliance and will upgrade all necessary hardware. The cost of the analysis and hardware upgrades is estimated at between $3,000 and $5,000 and is expected to be completed no later than June 30, 1999. The cost of both the software and hardware upgrades will be funded from current cash reserves and is not expected to have a material effect on RSI's operating results. These upgrades would bring RSI's computer systems into Year 2000 compliance. RSI and CNI would then begin a search for a new accounting/manufacturing software program to replace those used by both CNI and RSI. The cost of this replacement software and any necessary hardware is unknown at this time and is expected to be implemented within 18 to 24 months.

     PLAN 2 - MERGER IS NOT APPROVED BY RSI'S SHAREHOLDERS. If RSI's shareholders do not approve the proposed Merger with CNI, RSI intends to replace its existing computer hardware with new Year 2000 compliant equipment. RSI estimates the replacement cost to be approximately $50,000 and anticipates that the replacement would be completed by March 31, 1999. RSI also would replace the existing accounting software program with a new accounting/manufacturing software program. The estimated cost of this program, including implementation and training, is approximately $60,000. Implementation would be scheduled to begin April 1, 1999 with an estimated completion date of August 31, 1999. The cost of the hardware and software replacement would be funded from current cash reserves and is not expected to have a material effect on RSI's operating results. These capital expenditures would bring the Company into Year 2000 compliance and are expected to improve RSI's administrative efficiency.

     The most likely worse case scenario regarding RSI's Year 2000 compliance would be that RSI would be unable to implement the new accounting/manufacturing package before December 31, 1999 or that the cost would exceed the estimated costs. If for any reason the conversion process cannot be completed before January, 2000, RSI would resort to its backup plan (See Plan 1). Should the implementation of Plan 2 fail, Plan 1 could be completed within 30 to 60 days. If the cost of the conversion exceeds the estimated costs, RSI believes any additional expense could be funded from cash reserves without a material effect on operations.

     RSI's reconditioning and sale of workstations is not dependent upon computer operations. Accordingly, RSI does not believe there is a risk of interruption in its supply of workstations to its customers or lost revenues associated with any potential Year 2000 compliance issues. Further, RSI does not believe that it faces any potential liability to third parties for breach of contract or other harm if its systems are not Year 2000 compliant. No costs associated with RSI's Year 2000 compliance have been incurred to date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF RSI

     The following table sets forth certain information, as of November 30, 1998, with respect to the number of shares of RSI's equity securities beneficially owned by individual directors, by all directors and officers of the Company as a group and by persons known by RSI to own more than 5% of RSI's Common Stock.

       Name and Address                          Common          Percent of
     of Beneficial Owners                        Shares            Total
     ----------------------------------------------------------------------

     Granite Capital                             331,117           18.7%
     126 East 56th Street
     25th Floor
     New York, NY  10022

     Scott W. Ryan                               304,929*          17.2%
     111 Presidential Boulevard
     Suite 246
     Bala Cynwyd, PA  19004

     Dirk Anderson                               150,750*           8.5%
     444 West Fairmont
     Tempe, AZ  85282

     Wayne Collignon                             150,017*           8.4%
     444 West Fairmont
     Tempe, AZ  85282

     E. & W. Zachs Partnership                   144,443            8.1%
     40 Woodland Street
     Hartford, CT  06105

     Warren Palitz                               89,548             5.1%
     328 Euclid Avenue
     Haddonfield, NJ  08033

     All directors and officers as a group
    (four persons)                              695,244**          39.2%

----------------

*    Includes options to purchase 100,000 shares that are presently exercisable.

** Includes options to purchase an aggregate of 300,000 shares that are presently exercisable.


                               DESCRIPTION OF CNI

     CNI is a Texas corporation formed in October, 1994. CNI is a provider of remanufactured office workstations and related products. Workstations, which consist of moveable panels, worksurfaces, storage units, lighting and electrical distribution combined in an integrated unit, are a popular alternative to a freestanding desk concept. CNI purchases pre-owned workstations from end users, brokers and dealers throughout the United States and restores these workstations to a like new condition at it remanufacturing facility in Dallas, Texas. CNI primarily sells its remanufactured workstations directly to end users which range from small businesses to Fortune 500 companies. CNI specializes in recycling and marketing workstations originally manufactured by Steelcase.

     Because the RSI shareholders will receive only cash in the Merger and will not have any ownership interest in CNI or the Surviving Corporation after the Merger, this Proxy Statement does not contain or incorporate by reference any of the following: (i) a detailed description of CNI's business; (ii) CNI's historical financial information, market prices or dividend information; (iii) the anticipated operations of the Surviving Corporation after the Merger, (iv)

CNI's pro forma financial information to give effect to the Merger with RSI; (v) information with respect to CNI's anticipated accounting treatment of the Merger; or (vi) a comparison of the relative rights of CNI and RSI shareholders.

                                     EXPERTS

     The historical financial statements of RSI as of March 31, 1998 and 1997 and for each of the two years in the period ended March 31, 1998 incorporated in this Proxy Statement by reference to RSI's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998, have been so incorporated in reliance upon the report of Semple & Cooper, LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

     Representatives of Semple & Cooper, LLP are not expected to be present at the Special Meeting. However, if they are, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                  OTHER MATTERS

     RSI's Board of directors is not aware of any other business to be considered or acted upon at the Special Meeting other than those items described above. If other business requiring a vote of the shareholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the Special Meeting should be presented, the holder of the proxies will vote against consideration thereof or action thereon.

                              SHAREHOLDER PROPOSALS

     RSI welcomes comments or suggestions from its shareholders. If the Merger is not consummated and a shareholder desires to have a proposal formally considered at the 1999 Annual Meeting of Shareholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before March 15, 1999.

                                     ANNEX A

                          AGREEMENT AND PLAN OF MERGER





                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                           CORT INVESTMENT GROUP, INC.
                              (a Texas corporation)



                              RSI ACQUISITION CORP.
                            (an Arizona corporation)

                                       and

                           RECONDITIONED SYSTEMS, INC.
                            (an Arizona corporation)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1 THE MERGER........................................................A-2
     1.1 Merger.............................................................A-2
     1.2 Continuing of Corporate Existence..................................A-2
     1.3 Effective Date.....................................................A-2
     1.4 Corporate Governance...............................................A-2
     1.5 Rights and Liability of the Surviving Corporation..................A-2
     1.6 Closing............................................................A-3
ARTICLE 2 CONVERSION OF SHARES; TREATMENT OF OPTIONS........................A-3
     2.1 Conversion of Shares...............................................A-3
     2.2 Dissenting Shares..................................................A-4
     2.3 Exchange Agent.....................................................A-4
     2.4 Computation of Adjustment Amount...................................A-6
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF RSI.............................A-7
     3.1 Organization and Good Standing of RSI..............................A-7
     3.2 Foreign Qualification..............................................A-7
     3.3 Corporate Power and Authority......................................A-7
     3.4 Binding Effect.....................................................A-7
     3.5 Absence of Restrictions and Conflicts..............................A-7
     3.6 Capitalization of RSI..............................................A-8
     3.7 RSI SEC Reports....................................................A-8
     3.8 Financial Statements and Records of RSI............................A-8
     3.9 Absence of Certain Changes.........................................A-9
     3.10 No Material Undisclosed Liabilities...............................A-9
     3.11 Tax Returns; Taxes................................................A-10
     3.12 Material Contracts................................................A-10
     3.13 Litigation and Government Claims..................................A-10
     3.14 Compliance with Laws..............................................A-10
     3.15 Employee Benefit Plans............................................A-11
     3.16 Employment Agreements; Labor Relations............................A-11
     3.17 Intellectual Property.............................................A-11
     3.18 Real Estate; Environmental Laws...................................A-11
     3.19 Condition of Assets...............................................A-12
     3.20 Accounts Receivable...............................................A-12
     3.21 Inventory.........................................................A-12
     3.22 Year 2000.........................................................A-12
     3.23 Brokers and Finders...............................................A-12
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF CNI AND MERGER CORP.............A-12
     4.1 Organization and Good Standing.....................................A-12
     4.2 Corporate Power and Authority......................................A-12
     4.3 Binding Effect.....................................................A-13
     4.4 Absence of Restriction and Conflicts...............................A-13
     4.5 Brokers and Finders................................................A-13
ARTICLE 5 CERTAIN COVENANTS AND AGREEMENTS..................................A-13
     5.1 Conduct of Business by RSI.........................................A-13
     5.2 Notice of any Material Change......................................A-14
     5.3 Inspection and Access to Information...............................A-15
     5.4 Shareholders' Meeting; Proxy Statement.............................A-15
     5.5 Reasonable Efforts; Further Assurances; Cooperation................A-15

     5.6 Public Announcements...............................................A-16
     5.7 No Solicitations...................................................A-16
     5.8 Survival of Covenants and Agreements...............................A-17
ARTICLE 6 CONDITIONS PRECEDENT TO OBLIGATIONS OF RSI........................A-17
     6.1 Compliance.........................................................A-17
     6.2 Representations and Warranties.....................................A-17
     6.3 Certificates.......................................................A-17
     6.4 Shareholder Approval...............................................A-17
ARTICLE 7 CONDITIONS PRECEDENT TO OBLIGATIONS OF CNI AND MERGER CORP........A-17
     7.1 Compliance.........................................................A-17
     7.2 Representation and Warranties......................................A-17
     7.3 Certificates.......................................................A-18
     7.4 Due Diligence......................................................A-18
     7.5 Employment Agreements..............................................A-18
ARTICLE 8 MISCELLANEOUS.....................................................A-18
     8.1 Termination........................................................A-18
     8.2 Expenses...........................................................A-18
     8.3 Entire Agreement...................................................A-18
     8.4 Survival of Representations and Warranties.........................A-19
     8.5 Counterparts.......................................................A-19
     8.6 Notices............................................................A-19
     8.7 Successors; Assignments............................................A-20
     8.8 Governing Law......................................................A-20
     8.9 Waiver and Other Action............................................A-20
     8.10 Severability......................................................A-20
     8.11 No Third Party Beneficiaries......................................A-20
     8.12 Mutual Contribution...............................................A-20
     8.13 Counterparts......................................................A-20
     8.14 Mediation.........................................................A-20
     8.15 Arbitration.......................................................A-20

     This Agreement and Plan of Merger (the "Agreement") is made as of the 30th day of October, 1998, among Cort Investment Group, Inc., a Texas corporation d/b/a Contract Network ("CNI"); RSI Acquisition Corp., an Arizona corporation ("Merger Corp."), which is wholly-owned by CNI; and Reconditioned Systems, Inc., an Arizona corporation ("RSI").

                              W I T N E S S E T H:

     WHEREAS, the respective Boards of Directors of CNI, Merger Corp. and RSI each have determined that it is in the best interests of their respective stockholders for CNI and Merger Corp. to acquire RSI upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                                   THE MERGER

     1.1. MERGER. In accordance with the provisions of the Arizona Business Corporation Act, at the Effective Date (as hereinafter defined), Merger Corp. shall be merged (the "Merger") into RSI, as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Articles 6 and 7. Following the Merger, RSI shall continue as the surviving corporation (the "Surviving Corporation") and shall continue to be governed by the laws of the State of Arizona.

     1.2. CONTINUING OF CORPORATE EXISTENCE. Except as may otherwise be set forth herein, the corporate existence and identity of RSI, with all its purposes, powers, franchises, privileges, rights and immunities, shall continue unaffected and unimpaired by the Merger, and the corporate existence and identity of Merger Corp., with all its purposes, powers, franchises, privileges, rights and immunities, at the Effective Date shall be merged with and into that of RSI, and the Surviving Corporation shall be vested fully therewith and the separate corporate existence and identity of Merger Corp. shall thereafter cease.

     1.3. EFFECTIVE DATE. The Merger shall become effective upon the filing of the Articles of Merger with the Corporation Commission of the State of Arizona pursuant to the provisions of the Arizona Business Corporation Act (the "BCA"). The date and time when the Merger shall become effective is hereinafter referred to as the "Effective Date."

     1.4. CORPORATE GOVERNANCE.

          (a) The Articles of Incorporation of RSI, as in effect on the Effective Date, shall continue in full force and effect and shall be the Articles of Incorporation of the Surviving Corporation.

          (b) The Bylaws of RSI, as in effect as of the Effective Date, shall continue in full force and effect and shall be the Bylaws of the Surviving Corporation.

          (c) The members of the Board of Directors of the Surviving Corporation shall be (i) the three persons holding such office in Merger Corp. as of the Effective Date and (ii) Wayne R. Collignon and Dirk D. Anderson.

          (d) The officers of the Surviving Corporation shall be the persons holding such offices in Merger Corp. as of the Effective Date, except that Wayne R. Collignon shall be elected as President and Dirk D. Anderson shall be elected as Chief Financial Officer of the Surviving Corporation.

     1.5. RIGHTS AND LIABILITIES OF THE SURVIVING CORPORATION. The Surviving Corporation shall have the following rights and obligations:

          (a) The Surviving Corporation shall have all the rights, privileges immunities and powers and shall be subject to all the duties and liabilities of a corporation organized under the laws of the State of Arizona.

          (b) The title to all real estate and other property owned by RSI and Merger Corp. shall be vested in the Surviving Corporation without revision or impairment;

          (c) The Surviving Corporation automatically has all of the liabilities of RSI and Merger Corp.; and

          (d) At the Effective Date, a proceeding pending against RSI or Merger Corp. may be continued as if the Merger did not occur or the Surviving Corporation may be substituted in the proceeding.

     1.6. CLOSING.

          (a) A closing into escrow of the transactions contemplated by this Agreement (the "Escrow Closing") shall take place at the offices of RSI in Tempe, Arizona commencing at 10:00 a.m., local time, on the date (i) on which the Special Meeting (as defined herein) of RSI's shareholders occurs or (ii) as soon as possible thereafter when each of the other conditions set forth in Articles 6 and 7 have been satisfied or waived, or at such other place, time and date as shall be fixed by mutual agreement between CNI and RSI. The day on which the Escrow Closing shall occur is referred to herein as the "Escrow Closing Date." Each party will cause to be prepared, executed and delivered into escrow with counsel to RSI and CNI (the "Co-Escrow Agents") the Articles of Merger and all other appropriate and customary documents as any party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. CNI shall deposit with the Exchange Agent (as described in Section 2.3 below) the cash amounts specified therein on the Escrow Closing Date. In order to facilitate the Escrow Closing, RSI will allow CNI's lenders to perfect security interests in RSI's assets as of the Escrow Closing Date; it being understood that such lenders shall irrevocably undertake in writing to immediately release such security interests if the Closing does not occur as contemplated herein. Such lenders shall also have a security interest in the Exchange Fund (as defined in Section 2.3), which shall be released on the Effective Date. All actions taken at the Escrow Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

          (b) The consummation of the Merger shall occur promptly upon the occurrence of the delivery of joint written instructions given by RSI and CNI to the Co-Escrow Agents to effect the filing of the Articles of Merger as described in Section 2.3(b). The day on which such joint written instructions are delivered to the Co-Escrow Agents is referred to herein as the "Closing Date."

                                    ARTICLE 2

                   CONVERSION OF SHARES; TREATMENT OF OPTIONS

     2.1. CONVERSION OF SHARES. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof:

          (a) The outstanding shares of RSI common stock, no par value ("RSI Common Stock"), and the options and warrants to acquire shares of RSI Common Stock outstanding on the Effective Date (the "Options") shall, in the aggregate at the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the sum (the "Merger Consideration") of (i) $8,575,000 plus (ii) the "Adjustment Amount."

          (b) The Merger Consideration shall be allocated among the shares of RSI Common Stock and Options on the basis set forth below:

               (i) Each outstanding share of RSI Common Stock shall be converted into an amount in cash (the "Net Price Per Share") equal to the result after the following calculation: (X) the Merger Consideration plus the total Option Consideration, divided by (Y) the total number of RSI Common Stock Equivalents outstanding on the Effective Date.

               (ii) Each Outstanding Option, other than Out of the Money Options, shall be canceled and converted into an amount in cash equal to the product of (X) the number of shares of RSI Common Stock subject to the canceled Option and (Y) the excess of the Net Price Per Share over the exercise price subject to such Option;

               (iii) Each Out of the Money Option shall be canceled without cost or liability to RSI or the Surviving Corporation.

          (c) Each share of Common Stock, $.01 par value, of Merger Corp. which shall be outstanding immediately prior to the Effective Date shall at the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of newly issued RSI Common Stock.

          (d)  For purposes of this provision,

               (i) "Adjustment Amount" means the amount, if any, by which the Merger Consideration has been increased as described in Section 2.3(c) hereof.

               (ii) "Option Consideration" means the total dollar amount that would be paid to RSI upon the exercise of all outstanding Options on the Effective Date, other than Out of the Money Options;

               (iii) "Out of the Money Options" means all Options which have an exercise price per share equal to or greater than the Net Price Per Share; and

               (iv) "RSI Common Stock Equivalents" means the number of shares of RSI Common Stock outstanding on the Effective Date plus the number of shares of RSI Common Stock that could be issued upon the exercise of all Options, other than Out of the Money Options, outstanding on the Effective Date.

It is understood that for all purposes the warrants issued to CNI to purchase 230,000 shares of RSI Common Stock (the "CNI Warrants"), which are not exercisable until the termination of this Agreement under certain conditions, shall not be deemed to be outstanding and shall not be included in the computation of Option Consideration or RSI Common Stock Equivalents.

     2.2. DISSENTING SHARES. Shares of RSI Common Stock held by any shareholder entitled to relief as a dissenter under Sections 10-1301 through 10-1331 of the BCA ("Dissenting Shares") shall not be converted into the right to receive the consideration in accordance with Section 2.1, but shall be canceled and converted into such consideration as may be due with respect to such Shares pursuant to the applicable provisions of the BCA unless and until the right of such shareholder to receive fair value for such Dissenting Shares terminates in accordance with Sections 10-1301 through 10-1331 of the BCA.

     2.3. EXCHANGE AGENT.

          (a) CNI shall authorize Harris Trust & Savings Bank, or such other firm as is reasonably acceptable to RSI, to serve as exchange agent hereunder (the "Exchange Agent"). On the Escrow Closing Date, CNI shall deposit or shall cause to be deposited in trust with the Exchange Agent, the sum of $8,575,000, less any amounts required to be reserved for Dissenting Shares (such deposited cash amount being hereinafter referred to as the "Exchange Fund").

          (b) The Exchange Agent shall hold the Exchange Fund in escrow until the earliest of (i) receipt by the Exchange Agent of a copy of the joint written instructions of RSI and CNI to the Co-Escrow Agents pursuant to
     Section 2.4(d) to cause the Articles of Merger to be filed, whereupon the Exchange Agent shall use the Exchange Fund solely for the purposes set forth in subsections 2.3(d) through (g) below; (ii) receipt by the Exchange Agent of a notice from CNI pursuant to Section 2.4(d) that it is entitled, and so elects, to terminate this Agreement, whereupon the Exchange Agent shall promptly deliver the Exchange Fund to CNI; or (iii) the failure of the Exchange Agent to receive the notices under clause (i) or (ii) above prior to May 15, 1999, whereupon the Exchange Agent shall promptly deliver the Exchange Fund to CNI.

          (c) The  Exchange  Fund  may be  invested  by the  Exchange  Agent  as directed by CNI only in direct obligations of the United States, obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Corporation or certificates of deposit, bank repurchase agreements or bankers' acceptances of a commercial bank having at least $100,000,000 in assets (collectively, "Permitted Investments") or in money market funds which are invested in Permitted Investments. Of the net earnings which are generated on the Exchange Fund, 50% of all net earnings generated from the Escrow Closing Date through the Closing Date shall be segregated from the Exchange Fund, reserved for CNI and paid to CNI as and when requested by CNI; and the remaining 50% of such net earnings generated for such period (such remaining 50% portion, net of the Cure Amount referenced in Section 2.4(d), is referred to herein as the "Adjustment Amount") shall be retained in the Exchange Fund and shall become a part of the Merger Consideration. If applicable, the Exchange Agent shall also deduct from the Adjustment Amount, and pay to CNI, the Cure Amount in accordance with the provisions of Section 2.4.

          (d) The Exchange Agent shall pay the Merger Consideration as provided for in this Section 2.3 out of the Exchange Fund. As soon as practicable after the Effective Date, the Exchange Agent shall mail and otherwise make available to each record holder (other than holders of Dissenting Shares) who, as of the Effective Date, was a holder of either (i) an outstanding certificate or certificates which immediately prior to the Effective Date represented shares of RSI Common Stock (the " Certificates") or (ii)
     Options, a form of letter of transmittal and instructions for use in effecting the surrender of the Certificates or Options for payment therefor and conversion thereof.

          (e) Delivery of Certificates or Options shall be effected, and risk of loss and title to the Certificates or Options shall pass, only upon proper delivery of the Certificates or Options to the Exchange Agent and the form of letter of transmittal shall so reflect. Upon surrender to the Exchange Agent of a Certificate or Option, together with such letter of transmittal duly executed, the holder of such Certificate or Option shall be entitled to receive in exchange therefor, as promptly as practicable after the Effective Date, a check representing the Merger Consideration to which such holder shall have become entitled pursuant to this Article 2, and the Certificate or Option so surrendered shall forthwith be canceled.

          (f) If any portion of the consideration to be received pursuant to this Article 2 upon exchange of a Certificate or Option is to be issued or paid to a person other than the person in whose name the Certificate or Option surrendered in exchange therefor is registered, it shall be a condition of such issuance and payment that the Certificate or Option so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such exchange shall pay in advance any transfer or other taxes required by reason of the issuance of a check representing cash to such other person, or establish to the satisfaction of the Exchange Agent that such tax has been paid or that no such tax is applicable.

          (g) In the case of any lost, mislaid, stolen or destroyed Certificates, the holder thereof may be required, as a condition precedent to the delivery to such holder of the consideration described in this
     Article 2, to deliver to CNI a bond in such reasonable sum as CNI may direct as indemnity against any claim that may be made against the Exchange Agent, CNI or the Surviving Corporation with respect to the Certificate alleged to have been lost, mislaid, stolen or destroyed.

          (h) After the Effective Date, there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of RSI Common Stock that were outstanding immediately prior to the Effective Date. If, after the Effective Date, Certificates are presented to the Surviving Corporation for transfer, they shall be canceled and exchanged for the consideration described in this Article 2.

          (i) Any portion of the Exchange Fund that remains unclaimed by the stockholders of RSI for six months after the Effective Date shall be returned to CNI, upon demand, and any holder of RSI Common Stock who has not theretofore complied with Section 2.3(d) shall thereafter look only to CNI for issuance of the consideration to which such holder has become entitled pursuant to this Article 2; provided, however, that neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of RSI Common Stock for any amount required to be paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

     2.4. COMPUTATION OF ADJUSTMENT AMOUNT.

          (a) No later than 30 days after the Escrow Closing Date, CNI shall prepare and deliver to the Board of Directors of RSI an unaudited statement of the current assets and current liabilities of the Company as of the Escrow Closing Date (the "Closing Balance Sheet"), prepared in accordance with generally accepted accounting principles. CNI shall promptly make available to RSI and its accountants all work papers and other pertinent information used in connection therewith.

          (b) Within five days after the Closing Balance Sheet is delivered to RSI pursuant to subsection (a) above, RSI shall complete its examination thereof and shall deliver to CNI either (i) a written acknowledgment accepting the Closing Balance Sheet or (ii) a written report (the "Objection Report") setting forth in reasonable detail any proposed objections to the Closing Balance Sheet. A failure by RSI to deliver the Objection Report within the required five-day period shall constitute its acceptance of the calculations set forth in the Closing Balance Sheet.

          (c) During a period of 10 days following the receipt by CNI of the Objection Report, RSI and CNI shall attempt to resolve any differences they may have with respect to the matters raised in the Objection Report. In the event RSI and CNI fail to agree on any of CNI's proposed adjustments contained in the Objection Report within such 10-day period, then the parties will submit such dispute to the Phoenix office of Arthur Andersen, L.L.P., certified public accountants ("Independent Auditors"), to make the final determination, prior to the 60th day after the Escrow Closing Date, with respect to the Closing Balance Sheet. The decision of the Independent Auditors shall be final and binding on the parties. The costs and expenses of the Independent Auditors and their services rendered pursuant to this subsection shall be borne equally by CNI and RSI.

          (d) If, after finalization of the Closing Balance Sheet (which shall be deemed to mean either the acceptance by RSI of the Closing Balance Sheet in accordance with Section 2.4(b) above or, if RSI delivers an Objection Report, upon the resolution of the matters raised in the Objection Report pursuant to Section 2.4(c) above, but which shall in no event occur prior to February 28, 1999), the Closing Balance sheet shall reveal that RSI shall not have been in compliance with the financial covenants set forth in
     Section 2.4(e) below (all computed in accordance with GAAP as of the Escrow Closing Date), then

               (i) if the Cure Amount (defined below) is equal to or less than the Adjustment Amount, the Cure Amount will be segregated from the Exchange Fund and will be paid over to CNI, whereupon CNI and RSI shall furnish joint written instructions to the Co-Escrow Agents (and a copy to the Exchange Agent) to file the Articles of Merger with the Corporation Commission of the State of Arizona;

               (ii) if the Cure Amount is greater than the Adjustment Amount, then CNI shall elect either to (X) waive its right to receive any Cure Amount in excess of the Adjustment Earnings (whereupon CNI and RSI shall furnish the joint written instructions described in the preceding clause (i)) or (Y) terminate this Agreement (whereupon CNI shall provide notice of such termination to the Co-Escrow Agents and the Exchange Agent); or

               (iii) For purposes of this Section 2.4(d)(i) and (ii), the "Cure Amount" shall mean the smallest dollar amount that would cure any and all deficiencies in the financial covenants listed in Section 2.4(e) below, it being understood that such amount may be applied to cure multiple covenants.

          (e) For purposes of this Section 2.4, RSI shall be required to be in compliance with the following financial covenants as of the Escrow Closing
     Date:

               (i) Cash and cash equivalents, plus net accounts receivable, minus customer deposits, shall exceed $1,925,000;

               (ii) Cash, plus net accounts receivable, plus inventory, minus total liabilities, shall exceed $2,475,000;

               (iii) Total liabilities shall be less than $800,000;

               (iv) Accounts payable shall be less than $475,000;

               (v) Inventory shall be at least $900,000;

               (vi) Total assets, minus intangible assets, plus the value of intangible assets listed on Schedule 2.4 ($45,078.37), plus $800,000, minus total liabilities, shall be greater than $3,725,000; and

               (vii) Shareholders' equity shall be at least $2,925,000.

                                    ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES OF RSI

     RSI hereby represents and warrants to CNI and Merger Corp. as follows:

     3.1. ORGANIZATION AND GOOD STANDING OF RSI. RSI is a corporation duly organized, validly existing and in good standing under the laws of Arizona. RSI does not own any equity interest in any other corporation, partnership or similar entity.

     3.2. FOREIGN QUALIFICATION. RSI is duly qualified or licensed to do business and is in good standing as a foreign corporation in every jurisdiction where the failure so to qualify would have a material adverse effect on (i) its business, operations, assets or financial condition (an "RSI Material Adverse Effect") or (ii) the validity or enforceability of, or the ability of RSI to perform its obligations under, this Agreement.

     3.3. CORPORATE POWER AND AUTHORITY. RSI has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently being conducted. RSI has the corporate power and authority to execute and deliver this Agreement and, subject to the approval of this Agreement and the Merger by its shareholders, to perform its obligations under this Agreement and to consummate the Merger. The execution, delivery and performance by RSI of this Agreement has been duly authorized by all necessary corporate action (other than the approval of this Agreement and the Merger by its shareholders).

     3.4. BINDING EFFECT. This Agreement has been duly executed and delivered by RSI and is the legal, valid and binding obligation of RSI enforceable in accordance with its terms except that:

          (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

          (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

          (c) rights to indemnification may be limited by considerations of public policy.

     3.5. ABSENCE OF RESTRICTIONS AND CONFLICTS. Subject only to the approval of the adoption of this Agreement and the Merger by RSI's shareholders and except as set forth on SCHEDULE 3.5, the execution, delivery and performance of this Agreement and the consummation of the Merger and the fulfillment of and compliance with the terms and conditions of this Agreement do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Articles of Incorporation or Bylaws of RSI, (ii) any "Material Contract" (as defined herein), (iii) any judgment, decree or order of any court or governmental authority or agency to which RSI is a party or by which RSI or its properties is bound, or (iv) any statute, law, regulation or rule applicable to RSI other than such violations, conflicts, breaches or defaults which would not have an RSI Material Adverse Effect. Except for the filing of the Articles of Merger with the Arizona Corporation Commission and publication thereof as required by the BCA, and compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act of 1933, as amended (the "Securities Act"), applicable state securities laws and the rules and regulations of the Nasdaq Stock Market, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to RSI is required in connection with the execution, delivery or performance of this Agreement by RSI or the consummation of the transactions contemplated hereby.

     3.6. CAPITALIZATION OF RSI.

          (a) The authorized capital stock of RSI consists of 20,000,000 shares of common stock, no par value. As of the date hereof, there were (i) 1,473,834 shares of RSI Common Stock issued and outstanding, (ii) 300,000 shares of RSI Common Stock reserved for issuance upon the exercise of outstanding Options, and (iii) no shares of RSI Common Stock held as treasury shares.

          (b) All of the issued and outstanding shares of RSI Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

          (c) To RSI's knowledge, other than as set forth on SCHEDULE 3.6, there are no voting trusts, stockholder agreements or other voting arrangements by the shareholders of RSI.

          (d) Except as set forth in subsection (a) above and in SCHEDULE 3.6, and except for the CNI Warrants, there is no outstanding subscription, contract, convertible or exchangeable security, option, warrant, call or other right obligating RSI to issue, sell, exchange, or otherwise dispose of, or to purchase, redeem or otherwise acquire, shares of, or securities convertible into or exchangeable for, capital stock of RSI.

     3.7. RSI SEC REPORTS. RSI has made available to CNI and Merger Corp. (i) RSI's Annual Report on Form 10-KSB for the year ended March 31, 1998, including all exhibits filed thereto and items incorporated therein by reference, (ii) RSI's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1998, including all exhibits thereto and items incorporated therein by reference, (iii) the proxy statement relating to RSI's meeting of shareholders held on August 14, 1998 and (iv) all other reports or registration statements (as amended or supplemented prior to the date hereof), filed by RSI with the Securities and Exchange Commission (the "SEC") since April 1, 1996, including all exhibits thereto and items incorporated therein by reference (items (i) through (iv) being referred to as the "RSI SEC Reports"). As of their respective dates, the RSI SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since April 1, 1996, RSI has filed all material forms, reports and documents with the SEC required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, each of which complied as to form, at the time such form, report or document was filed, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the applicable rules and regulations thereunder.

     3.8. FINANCIAL STATEMENTS AND RECORDS OF RSI. RSI has made available to CNI and Merger Corp. true, correct and complete copies of the following financial statements (the "RSI Financial Statements"):

          (a) the financial statements of RSI of March 31, 1997 and 1998, and for the years then ended, including the notes thereto, in each case examined by and accompanied by the report of Semple & Cooper, LLP (collectively, the "RSI Year-End Statements"); and

          (b) the unaudited balance sheet of RSI as of June 30, 1998 (the "RSI Balance Sheet"), with any notes thereto, and the related unaudited statement of income for the three months then ended (collectively, the "RSI Quarterly Statements").

The RSI Year-End Statements and the RSI Quarterly Statements present fairly, in all material respects, the financial position of RSI as of the dates thereof and the results of operations and cash flows thereof for the periods then ended, in each case in conformity with generally accepted accounting principles ("GAAP"), consistently applied, except as noted therein. Since March 31, 1998, there has been no change in accounting principles or standards applicable to, or methods of accounting (including valuation methods) utilized by, RSI, except as specifically noted in the RSI Financial Statements. The books and records of RSI have been and are being maintained in accordance with good business practice, reflect only valid transactions and are complete and correct in all material respects.

     3.9. ABSENCE OF CERTAIN CHANGES. Since March 31, 1998, RSI has not, except as otherwise set forth on SCHEDULE 3.9:

          (a) suffered any adverse change in the business,  operations,  assets,
     or  financial   condition,   except  as  reflected  on  the  RSI  Quarterly
     Statements;

          (b) suffered any damage or destruction to or loss of the assets of RSI, whether or not covered by insurance, which property or assets are material to the operations or business of RSI taken as a whole, or lost the business relationship of any significant customer of RSI;

          (c) settled, forgiven, compromised, canceled, released, waived or permitted to lapse any material rights or claims other than in the ordinary course of business;

          (d) entered into or terminated any material agreement, commitment or transaction, or agreed to make or made any changes in material leases or agreements, other than renewals or extensions thereof and leases, agreements, transactions and commitments entered into or terminated in the ordinary course of business;

          (e) written up, written down or written off the book value of any material amount of assets or changed any valuation methods or other accounting standards;

          (f)  declared,   paid  or  set  aside  for  payment  any  dividend  or
     distribution with respect to RSI's capital stock or repurchased any such capital stock;

          (g) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of RSI's capital stock or securities (other than shares issued upon exercise of the Options) or any rights to acquire such capital stock or securities, or agreed to changes in the terms and conditions of any such rights outstanding as of the date of this Agreement;

          (h) increased the compensation of, paid any bonuses to or made or guaranteed any loan in excess of $1,000 in favor of any employees or contributed to any employee benefit plan, other than in accordance with accruals set forth on the RSI Quarterly Statements;

          (i) entered into any employment, consulting or compensation agreement with any person or group, providing for payment in excess of $5,000 by RSI;

          (j) entered into any collective bargaining agreement with any person or group;

          (k) entered into, adopted or amended any employee benefit plan;

          (l)  created,   incurred  or  assumed  any  debt  for  borrowed  money
     (including obligations in respect of capital leases);

          (m) acquired or disposed of any material asset other than inventory in the ordinary course of business;

          (n) entered into any transaction outside the ordinary course of business; or

          (o) entered into any agreement to do any of the foregoing.

     3.10. NO MATERIAL UNDISCLOSED LIABILITIES. There are no liabilities or obligations of RSI of any nature, whether absolute, accrued, contingent, or otherwise, other than the liabilities and obligations that are reflected, accrued or reserved against on the RSI Balance Sheet, or incurred in the ordinary course of business and consistent with past practices since March 31, 1998.

     3.11. TAX RETURNS; TAXES. RSI has duly filed all U.S. federal and material state, county, local and foreign tax returns and reports required to be filed by it, including those with respect to income, payroll, property, withholding, social security, unemployment, franchise, excise and sales taxes and all such returns and reports are correct in all material respects; has either paid in full all taxes that have become due as reflected on any return or report and any interest and penalties with respect thereto or has fully accrued on its books or has established adequate reserves for all taxes payable but not yet due; and has made cash deposits with appropriate governmental authorities representing estimated payments of taxes, including income taxes and employee withholding tax obligations. No extension or waiver of any statute of limitations or time within which to file any return has been granted to or requested by RSI with respect to any tax. No unsatisfied deficiency, delinquency or default for any tax, assessment or governmental charge has been claimed, proposed or assessed against RSI, nor has RSI received notice of any such deficiency, delinquency or default. RSI has no material tax liabilities other than those reflected on RSI Balance Sheet and those arising in the ordinary course of business since the date thereof. RSI will make available to CNI true, complete and correct copies of RSI's U.S. federal tax returns for the last five years and make available such other tax returns requested by CNI. The U.S. federal income tax liabilities of RSI have been calculated in accordance the guidelines of the Internal Revenue Service. The Internal Revenue Service has audited RSI for all fiscal years up to and including the year ended March 31, 1995. At March 31, 1998, the net operating loss carryforward of RSI was at least $2,100,000.

     3.12. MATERIAL CONTRACTS. RSI has furnished or made available to CNI accurate and complete copies of the Material Contracts (as defined herein) applicable to RSI. Except as set forth on SCHEDULE 3.12, there is not under any of the Material Contracts any existing breach, default or event of default by RSI nor event that with notice or lapse of time or both would constitute a breach, default or event of default by RSI other than breaches, defaults or events of default which would not have an RSI Material Adverse Effect, nor does RSI know of, and RSI has not received notice of, or made a claim with respect to, any breach or default by any other party thereto which would, severally or in the aggregate, have an RSI Material Adverse Effect. As used herein, the term "Material Contracts" shall mean the following:

          (i) contracts with any labor union; employee benefit plans or contracts; and employment, consulting or similar contracts, including confidentiality agreements;

          (ii) leases, whether as lessor or lessee; loan agreements, mortgages, indentures, instruments of indebtedness or commitments in each case involving indebtedness for borrowed money or money loaned to others; and guaranty or suretyship, performance bond, indemnification or contribution agreements involving obligations;

          (iii) contracts with third parties that involve aggregate payments by RSI after the date hereof of more than $25,000 per annum;

          (iv) insurance policies material to the business of RSI; and

          (v) other contracts that are material to the operations, business or financial condition of RSI.

     3.13. LITIGATION AND GOVERNMENT CLAIMS. Except as disclosed on SCHEDULE 3.13, there is no pending suit, claim, action or litigation, or administrative, arbitration or other proceeding or governmental investigation or inquiry against RSI. To the knowledge of RSI, there are no such proceedings threatened or contemplated. RSI is not subject to any judgment, decree, injunction, rule or order of any court, or, to the knowledge of RSI, any governmental restriction applicable to RSI which is reasonably likely (i) to have an RSI Material Adverse

Effect or (ii) to cause a material limitation on CNI's ability to operate the business of RSI (as it is currently operated) after the Effective Date.

     3.14. COMPLIANCE WITH LAWS. RSI has all material authorizations, approvals, licenses and orders to carry on its business as it is now being conducted, to own or hold under lease the properties and assets it owns or holds under lease and to perform all of its obligations under the agreements to which it is a party. RSI has been and is, to the knowledge of RSI, in compliance with all applicable laws, regulations and administrative orders of any country, state or municipality or of any subdivision of any thereof to which its business and its employment of labor or its use or occupancy of properties or any part hereof are subject in any material respect.

     3.15. EMPLOYEE BENEFIT PLANS. Each employee benefit plan, as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of RSI (collectively the "Employee Plans") complies in all material respects with all applicable requirements of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable laws. None of the Employee Plans is an employee pension benefit plan or a multiemployer plan, as such terms are defined in ERISA. Neither RSI nor any of its directors, officers, employees or agents has, with respect to any Employee Plan, engaged in any "prohibited transaction," as such term is defined in the Code or ERISA, nor has any Employee Plan engaged in such prohibited transaction which could result in any taxes or penalties or other prohibited transactions.

     3.16. EMPLOYMENT AGREEMENTS; LABOR RELATIONS.

          (a) SCHEDULE 3.16 sets forth a complete and accurate list of all material employee benefit or compensation plans, agreements and arrangements to which RSI is a party and which is not disclosed in the RSI SEC Reports, including without limitation (i) all severance, employment, consulting or similar contracts, (ii) all material agreements and contracts with "change of control" provisions or similar provisions and (iii) all indemnification agreements or arrangements with directors or officers.

          (b) RSI is in compliance in all material respects with all laws (including Federal and state laws) respecting employment and employment practices, terms and conditions of employment, wages and hours, and is not engaged in any unfair labor or unlawful employment practice. There is no unlawful employment practice discrimination charge pending before the EEOC or EEOC recognized state "referral agency." There is no unfair labor practice charge or complaint against RSI pending before the National Labor Review Board. There is no labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of RSI, threatened against or involving or affecting RSI and no National Labor Review Board representation question exists respecting its employees. Except as set forth on SCHEDULE 3.16, no grievance or arbitration proceeding is pending and no written claim therefor has been delivered to RSI. There is no collective bargaining agreement that is binding on RSI.

     3.17. INTELLECTUAL PROPERTY. RSI owns or has valid, binding and enforceable rights to use all material patents, trademarks, trade names, service marks, service names, copyrights, applications therefor and licenses or other rights in respect thereof ("Intellectual Property") used or held for use in connection with the business of RSI, without any known conflict with the rights of others. RSI has not received any notice from any other person pertaining to or challenging the right of RSI to use any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned or used or licensed to RSI.

     3.18. REAL ESTATE; ENVIRONMENTAL LAWS.

          (a) (i) Applicable zoning ordinances permit the operation of RSI's business at its 444 West Fairmont, Tempe, Arizona leased site (the "Real Estate"); (ii) RSI has all easements and rights, including easements for all utilities, services, roadways and other means of ingress and egress, necessary to operate the business; and (iii) neither the whole nor any portion of the Real Estate has been condemned, requisitioned or otherwise taken by any public authority, and no notice of any such condemnation, requisition or taking has been received. No such condemnation, requisition or taking is threatened or contemplated, and there are no pending public improvements which may result in special assessments against or which may otherwise materially and adversely affect the Real Estate. To the knowledge of RSI, (i) the Real Estate has not been used for deposit or disposal of hazardous wastes or substances in violation of any past or current law in any material respect and (ii) there is no material liability under past or current law with respect to any hazardous wastes or substances which have been disposed of on or in the Real Estate.

          (b) RSI has not received any notice of, and has no actual knowledge of, any material violation of any zoning, building, health, fire, water use or similar statute, ordinance, law, regulation or code in connection with the Real Estate.

          (c) RSI has complied with all environmental, health and safety laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand has been filed or commenced against RSI alleging any failure so to comply. RSI has obtained and is in compliance with all permits, licenses and other authorizations which are required under environmental, health and safety laws. No hazardous or toxic material exists in any structure located on, or exists on or under the surface of, the Real Estate which is, in any case, in material violation of applicable environmental, health or safety laws. For purposes of this Section, "hazardous or toxic material" shall mean waste, substance, materials or particulate matter regulated as hazardous or toxic under any environmental, health or safety law. For purposes of this Section, "environmental, health and safety laws" means the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976 and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes into ambient air, surface water, ground water or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes.

     3.19. CONDITION OF ASSETS. All of the assets (other than inventory) of RSI viewed as a whole and not on an asset by asset basis are in good condition and working order, ordinary wear and tear excepted, and are reasonably suitable for the uses for which intended, free from any defects known to RSI, except such minor defects, as do not substantially interfere with the continued use thereof. RSI has in force such insurance of its properties and operations as is set forth on SCHEDULE 3.19.

     3.20. ACCOUNTS RECEIVABLE. The accounts receivable set forth on the RSI Quarterly Statements are reflected thereon in accordance with GAAP. The allowance for collection losses on the RSI Quarterly Statements has been determined in accordance with GAAP consistent with past practice. The accounts receivable arising since the date of the RSI Quarterly Statements are valid and genuine subject to no setoffs or counterclaims and are collectible in the ordinary course of business, subject to RSI's recorded reserve for doubtful accounts.

     3.21. INVENTORY. All inventory used in the conduct of the operations of the business reflected on the RSI Quarterly Statements or acquired since the date thereof, was acquired and has been maintained in the ordinary course of business, consists substantially of good and merchantable quality and, other than after acquired inventory, has been recorded on the RSI Quarterly Statements in accordance with GAAP.

     3.22. YEAR 2000. All operating system, application and other computer software owned by or licensed to RSI, and all computer hardware and related equipment leased or owned by RSI, is currently Year 2000 compliant, or to the extent that such software or hardware is not currently Year 2000 compliant, RSI has in place and is implementing detailed plans to ensure that such software and hardware will be Year 2000 compliant no later than June 30, 1999.

     3.23. BROKERS AND FINDERS. None of RSI or its officers or directors has employed any broker, finder or investment bank or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated hereby. RSI is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

                                    ARTICLE 4

             REPRESENTATIONS AND WARRANTIES OF CNI AND MERGER CORP.

     CNI and Merger Corp. hereby represent and warrant to RSI as follows:

     4.1. ORGANIZATION AND GOOD STANDING. Each of CNI and Merger Corp. is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     4.2. CORPORATE POWER AND AUTHORITY. Each of CNI and Merger Corp. has the corporate power and authority to own, lease and operate their respective properties and assets and to carry on their respective businesses as currently being conducted. Each of CNI and Merger Corp. has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Merger. The execution, delivery and performance by CNI and Merger Corp. of this Agreement have been duly authorized by all necessary corporate action.

     4.3. BINDING EFFECT. This Agreement has been duly executed and delivered by CNI and Merger Corp. and is the legal, valid and binding obligation of CNI and Merger Corp., enforceable in accordance with its terms except that:

          (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

          (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

          (c) rights to indemnification may be limited by considerations of public policy.

     4.4 ABSENCE OF RESTRICTIONS AND CONFLICTS. Subject only to the approval of the adoption of this Agreement, the Merger and the Warrant by each of CNI's and Merger Corp.'s shareholders, the execution, delivery and performance of this Agreement and the Warrant and the consummation of the Merger and the fulfillment of and compliance with the terms and conditions of this Agreement and the Warrant do not and will not, with the passing of time or the giving of notice or both, violate or conflict with, constitute a breach of or default under, result in the loss of any material benefit under, or permit the acceleration of any obligation under, (i) any term or provision of the Articles of Incorporation or Bylaws of each of CNI and Merger Corp., (ii) any judgment, decree or order of any court or governmental authority or agency to which either CNI or Merger Corp. is a party or by which either CNI or Merger Corp. or its properties are bound, or (iii) any statute, law, regulation or rule applicable to each of CNI and Merger Corp. other than such violations, conflicts, breaches or defaults which would not have a material adverse effect on the business, operations, assets or financial condition of either CNI or Merger Corp. Except for the filing of the Articles of Merger with the Arizona Corporation Commission and publication thereof as required by the BCA, compliance with the applicable requirements of the Securities Act, the Exchange Act and applicable state securities laws, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency or public or regulatory unit, agency, body or authority with respect to each of CNI and

Merger Corp. is required in connection with the execution, delivery or performance of this Agreement and the Warrant by each of CNI and Merger Corp. or the consummation of the transactions contemplated hereby.

     4.5 BROKERS AND FINDERS. Except for ECDI Capital Corp. (the fees of which shall be paid by CNI), none of CNI or its officers or directors has employed any broker, finder or investment bank or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' fees in connection with the transactions contemplated hereby. CNI is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

                                    ARTICLE 5

                        CERTAIN COVENANTS AND AGREEMENTS

     5.1. CONDUCT OF BUSINESS BY RSI. From the date hereof to the Escrow Closing Date, RSI will, except as required in connection with the Merger and the other transactions contemplated by this Agreement and except as otherwise disclosed on the schedules hereto or consented to in writing by CNI:

          (a) carry on its business in the ordinary and regular course in substantially the same manner as heretofore conducted and not engage in any new line of business or enter into any material agreement, transaction or activity or make any material commitment except those in the ordinary and regular course of business and not otherwise prohibited under this Section 5.1;

          (b) neither change nor amend its Articles of Incorporation or Bylaws;

          (c) other than pursuant to the exercise of the Options outstanding on the date hereof, not issue, sell or grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of the capital stock of RSI or rights or obligations convertible into or exchangeable for any shares of the capital stock of RSI and not alter the terms of any presently outstanding options or option plans or make any changes (by split-up, combination, reorganization or otherwise) in the capital structure of RSI;

          (d) not declare, pay or set aside for payment any dividend or other distribution in respect of the capital stock or other equity securities of RSI and not redeem, purchase or otherwise acquire any shares of the capital stock or other securities of RSI or rights or obligations convertible into or exchangeable for any shares of the capital stock or other securities of RSI or obligations convertible into such, or any options, warrants or other rights to purchase or subscribe to any of the foregoing;

          (e) not acquire or enter into any agreement to acquire, by merger, consolidation or purchase of stock or assets, any business or entity, or dispose of any material asset other than the sale of inventory in the ordinary course of business;

          (f) use its reasonable efforts to preserve intact the corporate existence, goodwill and business organization of RSI, to keep the officers and employees of RSI available to RSI and to preserve the relationships of RSI with suppliers, customers and others having business relations with any of them;

          (g) not (i) create, incur or assume any debt (including obligations in respect of capital leases) or, except in the ordinary course of business under existing lines of credit, create, incur or assume any short-term debt for borrowed money, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, (iii) make any loans or advances in excess of $1,000 to any other person, or (iv) make any capital contributions to, or investments in, any person;

          (h) not (i) enter into, modify or extend in any manner the terms of any employment, severance or similar agreements with officers and directors, (ii) grant any increase in the compensation of officers or directors, whether now or hereafter payable, or (iii) grant any increase in the compensation of any other employees except for compensation increases in the ordinary course of business and consistent with past practice (it being understood by the parties hereto that for the purposes of (ii) and
     (iii) above increases in compensation shall include any increase pursuant to any option, bonus, stock purchase, pension, profit-sharing, deferred
     compensation,   retirement   or  other  plan,   arrangement,   contract  or
     commitment);

          (i) not make or incur any individual capital expenditure in excess of $5,000 or capital expenditures in the aggregate in excess of $10,000 except as disclosed on Schedule 5.1(i) for purposes of becoming Year 2000 compliant (as used herein, "capital expenditure" shall mean all payments in respect of the cost of any fixed asset or improvement or replacement, substitution or addition thereto which is deemed a long-term asset under GAAP, including those costs arising in connection with the acquisition of such assets by way of increased product or service charges or offset items or in connection with capital leases);

          (j) perform all of its obligations under all Material Contracts (except those being contested in good faith) and not enter into, assume or amend any contract or commitment that would be a Material Contract other than contracts to provide services entered into in the ordinary course of business; and

          (k) prepare and file all federal, state, local and foreign returns for taxes and other tax reports, filings and amendments thereto required to be filed by it, and allow CNI, at its request, to review all such returns, reports, filings and amendments at RSI's offices prior to the filing thereof, which review shall not interfere with the timely filing of such returns.

     In connection with the continued operation of the business of RSI between the date of this Agreement and the Escrow Closing Date, RSI shall confer in good faith and on a regular and frequent basis with one or more representatives of CNI designated in writing to report operational matters of materiality and the general status of ongoing operations. In addition, upon reasonable notice not less than 24 hours in advance, RSI will allow CNI employees and agents to be present at RSI's business locations during normal business hours to observe the business and operations of RSI. Between the Escrow Closing Date and the Effective Date, RSI will allow CNI employees and agents to be present at RSI's business locations without the requirement of advance notice, and RSI shall not take any action which CNI reasonably asserts would constitute a violation of
Section 5.1 hereof. RSI acknowledges that CNI does not and will not waive any rights it may have prior to the Escrow Closing Date under this Agreement as a result of such consultations, nor shall CNI be responsible for any decisions made by RSI's officers and directors with respect to matters which are the subject of such consultation.

     5.2. NOTICE OF ANY MATERIAL CHANGE. RSI shall, promptly after the first notice or occurrence thereof, advise CNI in writing of any event or the existence of any state of facts that would make any of its representations and warranties in this Agreement untrue in any material respect.

     5.3. INSPECTION AND ACCESS TO INFORMATION.

          (a) Between the date of this Agreement and the Escrow Closing Date, RSI will provide to CNI and its accountants, counsel and other authorized representatives reasonable access, during normal business hours to its premises, properties, contracts, commitments, books, records and other information (including tax returns filed and those in preparation) and will cause its officers to furnish to CNI and its authorized representatives such financial, technical and operating data and other information pertaining to its business, as CNI shall from time to time reasonably request.

          (b) CNI and its representatives shall maintain the confidentiality of all information (other than information which is generally available to the public) concerning RSI acquired pursuant to the transactions contemplated hereby in the event that the Merger is not consummated. All files, records, documents, information, data and similar items relating to the confidential information of RSI, whether prepared by CNI or otherwise coming into its possession (other than information which (i) is or becomes generally available to the public other than as a result of a disclosure by CNI or its representatives, (ii) is or becomes available to CNI from a source other than RSI, its subsidiaries or RSI's representatives, provided that such source is not, and was not, bound by a confidentiality agreement with RSI or any of its affiliates or representatives or (iii) RSI agrees in writing was available to CNI on a nonconfidential basis prior to disclosure), shall remain the exclusive property of RSI and shall be promptly delivered to RSI upon termination of this Agreement.

     5.4. SHAREHOLDERS' MEETING; PROXY STATEMENT.

          (a) RSI shall call a meeting of its shareholders to be held as soon as practicable after the date hereof for the purpose of voting upon the Merger and this Agreement (the "Special Meeting").

          (b) RSI will use its reasonable efforts to hold the Special Meeting as promptly as practicable and will, through its Board of Directors, recommend to its shareholders approval of the Merger and this Agreement at the Special Meeting; provided, however, that such recommendation is subject to any action taken by, or upon the authority of, the Board of Directors of RSI in a response to an Acquisition Proposal (as defined hereinafter) and in the exercise of its good faith judgment as to its fiduciary duties to the shareholders of RSI, which such judgment is based upon the advice of independent, outside legal counsel that a failure of the Board to withdraw, modify or change its recommendation due to an Acquisition Proposal would be likely to constitute a breach of its fiduciary duties to such shareholders.

          (c) As promptly as practicable but in no event later than 30 days after the execution of this Agreement, RSI shall promptly prepare and file with the SEC a proxy statement with respect to the Special Meeting (the "Proxy Statement"). Each of CNI and RSI agrees to provide as promptly as practicable to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the other party, may be required or appropriate or is customary for inclusion in the Proxy Statement, and to cause its counsel and auditors to cooperate with the other's counsel and auditors in the preparation of the Proxy Statement. The information provided by CNI and RSI for use in the Proxy Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not false or misleading.

          (d) At the time the Proxy Statement is mailed to RSI's shareholders, the Proxy Statement will (i) not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein as necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary and
     (ii) comply in all material respects with the provisions of the Exchange Act, as applicable, and the rules and regulations thereunder; provided, however, no representation is made by RSI with respect to statements made in the Proxy Statement based on information supplied by CNI expressly for inclusion or incorporation by reference in the Proxy Statement or information omitted with respect to CNI.

     5.5. REASONABLE EFFORTS; FURTHER ASSURANCES; COOPERATION. Subject to the other provisions of this Agreement, the parties hereby shall each use their reasonable efforts to perform their obligations herein and to take, or cause to be taken or do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law to obtain all regulatory approvals and satisfy all conditions to the obligations of the parties under this Agreement and to cause the Merger and the other transactions contemplated herein to be carried out promptly in accordance with the terms hereof and shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as a part of their respective obligations under this Agreement, including without limitation:

          (a) RSI and CNI shall promptly make their respective filings and submissions and shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to obtain any required approval of any federal, state or local governmental agency or regulatory body with jurisdiction over the transactions contemplated by this Agreement.

          (b) In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person is commenced which questions the validity or legality of the Merger or any of the other transactions contemplated hereby or seeks damages in connection therewith, the parties agree to cooperate and use all reasonable efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use all reasonable efforts to have such injunction or other order lifted, and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated by this Agreement.

          (c) Each party shall give prompt written notice to the other of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of RSI or CNI, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Escrow Closing Date or that will or may result in the failure to satisfy any of the conditions specified in Article 6 or 7 and (ii) any failure of RSI or CNI, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

     5.6. PUBLIC ANNOUNCEMENTS. The timing and content of all announcements regarding any aspect of this Agreement or the Merger to the financial community, government agencies, employees or the general public shall be mutually agreed upon in advance (unless CNI or RSI is advised by counsel that any such announcement or other disclosure not mutually agreed upon in advance is required to be made by law or applicable Nasdaq Stock Market rule and then only after making a reasonable attempt to comply with the provisions of this Section).

     5.7. NO SOLICITATIONS. From the date hereof until the Escrow Closing Date or until this Agreement is terminated or abandoned as provided in this Agreement, RSI shall not directly or indirectly (i) solicit or initiate discussion with or (ii) enter into negotiations or agreements with, or furnish any information to, any corporation, partnership, person or other entity or group (other than CNI, an affiliate of CNI or their authorized representatives pursuant to this Agreement) concerning any proposal for a merger, sale of substantial assets, sale of shares of stock or securities or other takeover or business combination transaction (the "Acquisition Proposal") involving RSI, and RSI will instruct its officers, directors, advisors and its financial and legal representatives and consultants not to take any action contrary to the foregoing provisions of this sentence; provided, however, that RSI, its officers, directors, advisors and its financial and legal representatives and consultants shall not be prohibited prior to the Escrow Closing Date from taking any action described in (ii) above to the extent such action is taken by, or upon the authority of, the Board of Directors of RSI in the exercise of good faith judgment as to its fiduciary duties to the shareholders of RSI, which judgment is based upon the advice of independent, outside legal counsel that a failure of the Board of Directors of RSI to take such action would be likely to constitute a breach of its fiduciary duties to such shareholders; PROVIDED FURTHER, that nothing in this Section 5.7 shall prevent RSI or the Board of Directors from taking, and disclosing to RSI's shareholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to any tender offer or from making such disclosure to RSI's shareholders which, as advised in an opinion of counsel, is required under applicable law. RSI will notify CNI promptly if RSI becomes aware that any inquiries or proposals are received by, any information is requested from or any negotiations or discussions are sought to be initiated with, RSI with respect to an Acquisition Proposal, and RSI shall promptly deliver to CNI any written inquiries or proposals received by RSI relating to an Acquisition Proposal, except, in each case, when RSI has been advised by independent outside counsel for RSI that providing such information to CNI would be likely to result in a breach of the fiduciary duties of RSI's Board of Directors to RSI's shareholders. Each time, if any, that the Board of

Directors of RSI determines, upon advice of such legal counsel and in the exercise of its good faith judgment as to its fiduciary duties to shareholders, that it must enter into negotiations with, or furnish any information to, any corporation, partnership, person or other entity or group (other than CNI, an affiliate of CNI or their authorized representatives) concerning any Acquisition Proposal, RSI will give CNI prompt notice of such determination, except in instances where RSI receives the advice of independent, outside legal counsel for RSI that providing such information to CNI would be a breach of the fiduciary duties of RSI's Board of Directors.

     5.8 SURVIVAL OF COVENANTS AND AGREEMENTS. All of the covenants and agreements contained in this Article 5, except those contained in Section 5.4, shall survive from the Escrow Closing Date to the Effective Date.

                                    ARTICLE 6

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF RSI

     Except as may be waived by RSI, the obligations of RSI to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or before the Escrow Closing Date of each of the following conditions:

     6.1. COMPLIANCE. CNI shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants and conditions of this Agreement to be complied with or performed by CNI on or before the Escrow Closing Date.

     6.2. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by CNI in this Agreement shall be true and correct in all material respects at and as of the Escrow Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Escrow Closing Date, except for changes permitted or contemplated by this Agreement.

     6.3. CERTIFICATES. RSI shall have received a certificate or certificates, executed on behalf of CNI by an executive officer of CNI, to the effect that the conditions contained in Sections 6.1 and 6.2 hereof have been satisfied.

     6.4. SHAREHOLDER APPROVAL. This Agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of all of the outstanding shares (as of the "record date" set forth in the Proxy Statement) of RSI Common Stock.

                                    ARTICLE 7

           CONDITIONS PRECEDENT TO OBLIGATIONS OF CNI AND MERGER CORP.

     Except as may be waived by CNI and Merger Corp., the obligations of CNI and Merger Corp. to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Escrow Closing Date, of each of the following conditions:

     7.1. COMPLIANCE. RSI shall have, or shall have caused to be, satisfied or complied with and performed in all material respects all terms, covenants, and conditions of this Agreement to be complied with or performed by it on or before the Escrow Closing Date.

     7.2. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by RSI in this Agreement shall be true and correct in all material respects at and as of the Escrow Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Escrow Closing Date, except for changes permitted or contemplated by this Agreement.

     7.3. CERTIFICATES. CNI shall have received a certificate or certificates, executed on behalf of RSI by an executive officer of RSI, to the effect that the conditions in Sections 7.1 and 7.2 hereof have been satisfied.

     7.4. DUE DILIGENCE. The due diligence review of RSI's business conducted by CNI shall not have revealed any item which in CNI's reasonable judgment would constitute a material adverse change or a prospect of a material adverse change in a particular balance sheet or statement of income item of RSI.

     7.5  EMPLOYMENT   AGREEMENTS.   CNI  shall  have  entered  into  employment
agreements  with the executive  management of RSI in the form attached hereto as
EXHIBIT 7.5.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1. TERMINATION. In addition to the provisions regarding termination set forth elsewhere herein, this Agreement and the transactions contemplated hereby may be terminated at any time:

          (a) on or before the Effective Date, by mutual consent of RSI and CNI;

          (b) on or before the Escrow Closing Date, by CNI if there has been a material misrepresentation or breach of warranty in the representations and warranties of RSI set forth herein or a failure to perform in any material respect a covenant on the part of RSI with respect to its representations, warranties and covenants set forth in this Agreement;

          (c) on or before the Escrow Closing Date, by RSI if there has been a material misrepresentation or breach of warranty in the representations and warranties of CNI set forth herein or a failure to perform in any material respect a covenant on the part of CNI with respect to its representations, warranties and covenants set forth in this Agreement;

          (d) by either of CNI or RSI if the Escrow Closing Date has not occurred by March 31, 1999, unless such failure of consummation is due to the failure of the terminating party to perform or observe the covenants, agreements, and conditions hereof to be performed or observed by it;

          (e) on or before the Escrow Closing Date, by either of RSI or CNI if the transactions contemplated hereby violate any nonappealable final order, decree, or judgment of any court or governmental body or agency having competent jurisdiction;

          (f) on or before the Escrow Closing Date, by RSI if in the exercise of the good faith judgment of its Board of Directors (which judgment is based upon the advice of independent, outside legal counsel) as to its fiduciary duties to its shareholders such termination is required by reason of an Acquisition Proposal or, if the Board of Directors of RSI withdraws or materially modifies or changes its recommendation to its shareholders to approve this Agreement and the Merger if there exists at such time an Acquisition Proposal for RSI and such change in recommendation is based upon the advice of independent, outside legal counsel;

          (g) on or before the Escrow Closing Date, by CNI if the RSI Board of Directors withdraws or materially modifies or changes its recommendation to the shareholders of RSI to approve this Agreement and the Merger if there exists at such time an Acquisition Proposal; and

          (h) by CNI in accordance with clause (ii)(Y) of Section 2.4(d).

     8.2. EXPENSES. If the transactions contemplated by this Agreement are not consummated, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     8.3. ENTIRE AGREEMENT. This Agreement and the exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. The parties hereto have not made any representation or warranty except as expressly set forth in this Agreement or in any certificate or schedule delivered pursuant hereto. The obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this section.

     8.4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party contained herein or in any exhibit, certificate, document or instrument delivered pursuant to this Agreement shall not survive the occurrence of the Merger.

     8.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

     8.6. NOTICES. All notices, demands, requests, or other communications that may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be sent by facsimile transmission, next-day courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, addressed as follows:

          (i)  If to RSI:

               444 West Fairmont
               Tempe, Arizona 85282
               Attn: Scott W. Ryan, Chairman
               Telephone: 602-968-1772
               Fax: 602-894-1907

               with a copy (which shall not constitute notice) to:

               Fennemore Craig
               3003 N. Central, Suite 2600
               Phoenix, Arizona 85012-2913
               Attn: Karen McConnell
               Telephone: 602-916-5307
               Fax: 602-916-5507

          (ii) If to CNI or Merger Corp.:

               10390 Brockwood Road
               Dallas, Texas 75238
               Attn: Michael O'Neal, CEO
               Telephone: 214-340-6400
               Fax: 214-340-8269
               with a copy (which shall not constitute notice) to:

               Crouch & Hallett, L.L.P.
               717 North Harwood Street, Suite 1400
               Dallas, Texas  75201
               Attention: Bruce H. Hallett
               Telephone:  214-922-4120
               Fax:  214-953-0576

Each party may designate by notice in writing a new address to which any notice, demand, request, or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     8.7. SUCCESSORS; ASSIGNMENTS. This Agreement and the rights, interests, and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other.

     8.8. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona (except the choice of law rules thereof).

     8.9. WAIVER AND OTHER ACTION. This Agreement may be amended, modified, or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

     8.10. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     8.11. NO THIRD PARTY BENEFICIARIES. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation other than the parties hereto and their shareholders, any rights, remedies, obligations or liabilities under or by reason of this Agreement or result in such person, firm or corporation being deemed a third party beneficiary of this Agreement.

     8.12. MUTUAL CONTRIBUTION. The parties to this Agreement and their counsel have mutually contributed to its drafting. Consequently, no provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused it to be drafted or the provision contains a covenant of such party.

     8.13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

     8.14. MEDIATION. If within 10 days of the receipt of notice of a controversy or dispute among the parties, the controversy or dispute is not settled through negotiation, then any party may refer the controversy or dispute to mediation under the Commercial Mediation Rules of the American Arbitration Association. The mediator shall be appointed within 10 days of the initiation of the mediation. The mediation shall be held in Dallas, Texas. If the controversy or dispute is not settled within 30 days after the appointment of the mediator, then any party may refer the controversy or dispute to arbitration in accordance with Section 8.15 hereof. Notwithstanding the foregoing, CNI's failure to deposit the required cash amount to the Exchange Fund in accordance with Section 2.3(a) shall not constitute a controversy or dispute that is subject to mediation. In the event CNI fails to comply with its obligations pursuant to said Section 2.3(a), it (a) consents to submit itself to personal jurisdiction of any federal or state court in the State of Arizona and (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court.

     8.15. ARBITRATION. Any controversy or dispute among the parties arising in connection with this Agreement shall first be submitted for mediation in accordance with Section 8.14 hereof. Failing settlement through such mediation, the dispute shall be submitted to a panel of three arbitrators and finally settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Each of the disputing parties shall appoint one arbitrator, and these two arbitrators shall independently select a third arbitrator. Arbitration shall take place in Dallas, Texas. Fees incurred by each party in such arbitration shall be borne by the party incurring such fees. Any award for monetary damages resulting from nonpayment of sums due hereunder shall bear interest from the date on which such sums were originally due and payable. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, CNI's failure to deposit the required cash amount to the Exchange Fund in accordance with Section 2.3(a) shall not constitute a controversy or dispute that is subject to arbitration. In the event CNI fails to comply with its obligations pursuant to said Section 2.3(a), it (a) consents to submit itself to personal jurisdiction of any federal or state court in the State of Arizona and (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            CORT INVESTMENT GROUP, INC.


                                            By:  /s/ Michelle Swanger, President
                                                 -------------------------------

                                            RSI ACQUISITION CORP.


                                            By:  /s/ Michelle Swanger, President
                                                 -------------------------------

                                            RECONDITIONED SYSTEMS, INC.


                                            By:  /s/ Scott W. Ryan
                                                 -------------------------------

                                     ANNEX B

             ARTICLE 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS


SECTION 10-1320.  NOTICE OF DISSENTERS' RIGHTS

     A. If proposed corporate action creating dissenters' rights under Section 10-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article.

     B. If corporate action creating dissenters' rights under Section 10-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and shall send them the dissenters' notice described in Section 10-1322.

SECTION 10-1321.  NOTICE OF INTENT TO DEMAND PAYMENT

     A. If proposed corporate action creating dissenters' rights under Section 10-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall both:

     1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated.

     2. Not vote the shares in favor of the proposed action.

     B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for the shares under this article.

SECTION 10-1322.  DISSENTERS' NOTICE

     A. If proposed corporate action creating dissenters rights under Section 10-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 10-1321.

     B. The dissenters' notice shall be sent no later than ten days after the corporate action is taken and shall:

     1. State where the payment demand must be sent and where and when certificates for certificated shares shall be deposited.

     2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.

     3. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date.

     4. Set a date by which the corporation must receive the payment demand, which date shall be at least thirty but not more than sixty days after the date the notice provided by subsection A of this section is delivered.

     5. Be accompanied by a copy of this article.

SECTION 10-1323.  DUTY TO DEMAND PAYMENT

     A. A shareholder sent a dissenters' notice described in Section 10-1322 shall demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to Section 10-1322, subsection B, paragraph 3 and deposit the shareholder's certificates in accordance with the terms of the notice.

     B. A shareholder who demands payment and deposits the shareholder's certificates under subsection A of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     C. A shareholder who does not demand payment or does not deposit the shareholder's certificates if required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this article.

SECTION 10-1324.  SHARE RESTRICTIONS

     A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under Section 10-1326.

     B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

SECTION 10-1325.  PAYMENT

     A. Except as provided in Section 10-1327, as soon as the proposed corporate action is taken, or if such action is taken without a shareholder vote, on receipt of a payment demand, the corporation shall pay each dissenter who complied with Section 10-1323 the amount the corporation estimates to be the fair value of the dissenter's shares plus accrued interest.

     B. The payment shall be accompanied by all of the following:

     1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

     2. A statement of the corporation's estimate of the fair value of the shares.

     3. An explanation of how the interest was calculated.

     4. A statement of the dissenter's right to demand payment under Section 10-1328.

     5. A copy of this article.

SECTION 10-1326.  FAILURE TO TAKE ACTION

     A. If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under Section 10-1322 and shall repeat the payment demand procedure.

SECTION 10-1327.  AFTER-ACQUIRED SHARES

     A. A corporation may elect to withhold payment required by Section 10-1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenters' right to demand payment under
Section 10-1328.

SECTION 10-1328.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

     A. A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due and either demand payment of the dissenter's estimate, less any payment under
Section 10-1325, or reject the corporation's offer under Section 10-1327 and demand payment of the fair value of the dissenter's shares and interest due, if either:

     1. The dissenter believes that the amount paid under Section 10-1325 or offered under Section 10-1327 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated.

     2. The corporation fails to make payment under Section 10-1325 within sixty days after the date set for demanding payment.

     3. The corporation, having failed to take the proposed action, does not return the deposited certificates or does not release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     B. A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     ANNEX C

         FORM OF EMPLOYMENT AGREEMENT BETWEEN CNI AND WAYNE R. COLLIGNON

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is dated as of ___________, 1999, by and between Cort Investment Group, Inc. (the "Company"), and Wayne R. Collignon, a resident of Arizona ("Employee").

                                    RECITALS:

     The Company through its wholly owned subsidiary, Reconditioned Systems, Inc., an Arizona corporation ("RSI") is engaged in the business of reconditioning pre-owned office furniture for retail resale, and has offered employment to Employee for what the Company believes to be reasonable compensation for Employee's duties, responsibilities and restrictions described in this Agreement.

     In consideration of the mutual agreements, promises and undertakings set forth in this Agreement, and intending to be legally bound by this Agreement, the parties agree as follows:

     1. POSITION. Employee will serve as President for RSI commencing no later than the effective date of the merger of the Company and RSI (the "Merger"), or such earlier date as is provided in this Agreement. Employee shall serve in any additional position to which he is hereafter appointed by the Board of Directors of the Company.

     2. DUTIES. As the President of RSI, Employee will perform the duties that the Board of Directors of the Company (the "Board of Directors") and the President of the Company may from time to time reasonably direct. Employee will devote Employee's full productive time, ability and attention to the business of the Company during the term of this Agreement and shall not directly or indirectly render services of a business, commercial or professional nature to any other person or organization, whether for compensation or not, without the prior written consent of the Company. Employee will report directly to the President of the Company.

     3. TERM. This Employment Agreement shall begin on the effective date of the Merger and shall continue until the earliest of (a) the date the Company terminates the Employee's employment for cause or not for cause pursuant to Sections 7 and 8, respectively, (b) the resignation, death, disability or retirement of Employee pursuant to Sections 9,10 and 11, respectively, or (c) the one year anniversary of the effective date of the Merger.

     4. COMPENSATION. Subject to Sections 7, 8, 9 and 10, as compensation for Employee's services, and as compensation for Employee's covenants set forth in this Agreement, the Company agrees as follows:

          (A) BASE SALARY. The Company will pay Employee a base salary ("Base Salary") at the rate of $100,000 per year. The payment of Base Salary will be in accordance with the Company's regular payroll practices and will be pro rated for any partial week. Employee's Base Salary will be reviewed at the end of the twelve month period ended on the twelve month anniversary date of the Merger. Nothing contained herein shall require the Company to increase Employee's salary or other compensation.

          (B) PERFORMANCE BONUS. The Employee shall be entitled to an annual bonus in an amount to be determined by the Board of Directors of the Company, which amount shall not be less than $50,000.

          This bonus will be paid within 45 days after the applicable period to which it relates. For purposes of all bonus calculations, all accounting measures shall be determined in accordance with generally accepted accounting principles, consistently applied ("GAAP").

     5. VACATION; PERSONAL DAYS. The Employee shall be entitled to an annual paid vacation of 14 business days with full pay. Such vacation shall be taken at a time or times selected by the Employee and approved by the Company. Employee shall also be entitled to five (5) personal days per year.

     6. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; CAR ALLOWANCE. The Employee shall be entitled to participate to the same extent as other similarly situated employees in all plans of the Company relating to pension, thrift, profit sharing, life insurance, hospitalization and medical coverage, disability, travel or accident insurance, education or other retirement or employee benefits that the Company has adopted or may adopt for the benefit its employees.

     7. TERMINATION BY COMPANY FOR CAUSE. The Company retains the right to terminate Employee's employment at any time for "Cause" immediately upon written notice to Employee. The Company's termination of Employee's employment will be for "Cause" if and only if both of the following conditions are met: (i) the Board of Directors of the Company reasonably determines that Employee has, during the term of Employee's employment, (1) been habitually negligent in the performance of Employee's duties under this Agreement, (2) breached or failed to perform any reasonable and proper duty or obligation imposed upon him in connection with his employment or this Agreement, or breached any fiduciary duty to the Company, as to which the Company has given him ten (10) days written notice, and which breach or failure has not been cured within any such period,
(3) committed acts of personal dishonesty that would have a reasonable likelihood of sustaining a claim made by the Company for damages in a court of competent jurisdiction, (4) pled guilty or no contest or been convicted of a crime involving moral turpitude, whether or not committed during the term of employment, (5) violated the provisions of Sections 12, 13 or 14 of this Agreement, or (6) engaged in any conduct inimical to the best interests of the Company (in the reasonable opinion of the Board of Directors of the Company) or committed any dishonest, unethical, fraudulent, disloyal or felonious act in respect of his duties to the Company, and (ii) the Board of Directors gives Employee written notice of such termination for Cause stating specifically the facts upon which the determination of Cause was made.

     If the Company terminates Employee's employment for Cause:

          (a) the Company will pay the Base Salary through the date of termination, prorated for any partial payroll period,

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, that Employee has earned or qualified for under Section 4(b) prior to the date of such termination, and

          (c) the  Company  will pay the  Employee  for any  accrued  and unused
     vacation,   if  any,  that  Employee  was  eligible  for  at  the  date  of termination.

     8. TERMINATION BY COMPANY NOT FOR CAUSE. The Company retains the right to terminate Employee's employment for any reason other than for Cause by giving Employee thirty (30) days advance written notice. In the event of such termination,

          (a) the Company will continue to pay Employee's Base Salary through the date of termination and for a period of six (6) months thereafter,

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, qualified for under Section 4(b) prior to the date of such termination, and

          (c) the  Company  will pay the  Employee  for any  accrued  or  unused
     vacation,   if  any,  that  Employee  was  eligible  for  at  the  date  of termination.

     9. RESIGNATION. Employee has the right to terminate Employee's employment by giving the Company thirty (30) days advance written notice (a "Resignation"). The effect of Employee's Resignation will be the same as if the Company had terminated Employee's employment for Cause, the date of termination being the last day of the thirty (30) day notice period. An employee who resigns without at least thirty (30) days advance written notice is in material default of this Agreement.

     10. DEATH. If Employee's employment is terminated by Employee's death,

          (a) the Company will pay Employee's Base Salary through the date of Employee's death, prorated for any partial payroll period, and

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, that Employee qualified for under Section 4(b) prior to the date of death.

     11. DISABILITY OR RETIREMENT OF EMPLOYEE. If Employee's employment is terminated by "Disability" or "Retirement," the effect of such termination will be the same as if Employee's employment had been terminated by Employee's death. For purposes of this Agreement, "Disability" means a disability by reason of the occurrence of an injury or disease (including mental illness) or a physical or mental condition that, in the opinion of an appropriate physician chosen by the Board of Directors of the Company, (i) results in Employee becoming unable adequately to perform his customary duties for the Company and (ii) such disability is expected to last more than ninety (90) days of which Employee will be unable to perform a minimum of forty (40) hours per week of the type of work described in Section 2 of this Agreement. For purposes of this Agreement, "Retirement" means a severance from the Company's employment by the Employee (i) who has attained his sixty-second birthday and/or (ii) who has completed twenty
(20) consecutive years as an employee.

     12. NONCOMPETITION AGREEMENT. Employee agrees that prior to the termination of this Agreement and for a period of two (2) years after Employee's termination of employment for whatever reason, other than a termination by the Company not for cause, and whether a breach of contract is alleged or not, Employee shall not, without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion, engage, whether for compensation or not, as an individual proprietor, owner, partner, stockholder, officer, director, employee, agent, investor, consultant, sales representative or in any other capacity whatsoever in any activity or endeavor that competes directly or indirectly with the business of the Company and shall not solicit or make sales of any products or services similar to those products or services sold or provided by the Company at the time of Employee's termination. Such restriction applies to within 100 miles of the Company's facilities.

     Employee further agrees, during Employee's employment and for a period of three (3) years after Employee's termination for whatever reason, other than a termination by the Company not for cause, notwithstanding any allegation of breach of this Agreement, not to solicit, hire, influence or attempt to influence any employee of the Company to terminate his or her employment or other contractual relationship with the Company for any reason including, without limitation, working for a competitor. Additionally, Employee agrees that during the same time period Employee will not directly or indirectly attempt to solicit or conduct business with any person or entity that is a client, customer or active prospect of the Company at the time of Employee's termination if such business would be in competition with the Company's business.

     The terms "client," "customer" and "active prospect" include, but are not limited to, any person or entity solicited or contacted by Employee or the Company or any person or entity to whom services have been rendered by Employee or the Company directly or indirectly during the two (2) years preceding Employee's termination. Employee acknowledges Employee's duty, both by contract and common law, not to interfere with contractual relationships and not to use proprietary and confidential information about customers or clients of the Company for the advantage of any person or entity other than the Company.

     As separate consideration for Employee's agreement to be bound to the terms of this Section 12, the Company shall pay the sum of $25,000. The covenants of the Employee contained in this Section 12 will be construed as independent of any other provision in this Agreement; and the existence of any claim or cause of action by the Employee against the Company will not constitute a defense to the enforcement by the Company of said covenants. The Employee understands that the covenants contained in Section 12 are essential elements of the transaction contemplated by this Agreement and, but for the agreement of the Employee to
Section 12, the Company would not have agreed to enter into such transaction. The Employee has been advised to consult with counsel in order to be informed in all respects concerning the reasonableness and propriety of Section 12 and its provisions with specific regard to the nature of the business conducted by the Company. Employee further agrees and acknowledges that this Agreement (1) is reasonable as to length of time, scope and geographic area for purposes of protecting the commercial advantages enjoyed by the Company, (2) will not interfere with Employee's ability to pursue a proper livelihood in the event of termination of Employee's employment with the Company, (3) does not impose a greater restraint than is necessary to protect the goodwill or business interests of the Company and (4) is more than adequately paid for in the consideration derived by Employee under this Agreement. Employee further agrees that notwithstanding any other alleged breach of this Agreement, the provisions of this Section 12 will be valid and binding upon Employee. The Company and Employee also agree that the court under Section 25(a) or arbitrators under
Section 25(b) have jurisdiction to modify any provisions of this covenant of noncompetition in accordance with the court's or arbitrators' respective ruling as to reasonableness or scope of application and that, consistent with Section 20 of this Agreement, this Agreement shall remain enforceable as modified or amended in the jurisdiction where this Agreement is so modified or amended.

     13. NONDISCLOSURE OF PROPRIETARY CONFIDENTIAL INFORMATION. Employee acknowledges that, during the term of employment with the Company, Employee will obtain special training and will have access to and become familiar with various trade secrets and confidential information consisting of, among other items: trade secrets, methods of operation, patents, techniques, designs, processes, technologies, compilations of information, past, present and prospective customer lists, records, copyrights, and specifications that are owned and commercially beneficial to the Company, including any compilation of various trade secrets or data derived from such information (collectively, the "Proprietary Information"). The Proprietary Information does not include information which (i) at the time it is disclosed by the Employee was already in the public domain or (ii) is required to be disclosed by court order.

     Employee agrees that Employee will not disclose, either during Employee's employment with the Company or after Employee's termination for whatever reason, any Proprietary Information to any person or entity, except in the course of Employee's duties on behalf of the Company, and that, similarly, Employee will not use such information for the benefit of any person or entity other than the Company at any time. Employee agrees that upon Employee's termination, Employee will deposit with or return to the Company all copies (in any media, including, without limitation, electronic storage media) of documents, records, notebooks or any other information or documentation of the Company's Proprietary Information, and all derivatives thereof, whether the Proprietary Information or documentation was developed or prepared by Employee or by others. Employee acknowledges that this covenant of nondisclosure is an integral term of this Agreement and is given in consideration of Employee's employment and the other consideration granted in this Agreement.

     14. ASSIGNMENT OF INVENTIONS. Employee agrees to disclose promptly, completely and in writing to the Company, and Employee by this Agreement hereby assigns and agrees to assign and bind Employee, the Employee's heirs, legal representatives, executors or administrators, to assign to the Company, or its assigns or successors, all right, title and interest in and to any and all inventions or any improvements therein (the "Inventions") of whatever kind or character, discovered, conceived and/or developed either individually by Employee or jointly with others, during the course of Employee's employment with the Company, or using the Company's time, data, facilities and/or materials, provided the subject matter of the Invention is within the general scope of the duties and responsibilities of one in Employee's position of employment with the

Company, or occurs as a result of Employee's knowledge of a particular interest of the Company in the subject matter of the Invention. Employee's obligations under this Section 14 apply without regard to whether or not an Invention or solution to a problem occurs to Employee on the job, at home or anywhere else.

     Employee further agrees that all Inventions are the Company's exclusive property. Employee agrees to assist the Company at any time during Employee's employment, or after Employee's termination, at the Company's expense, in the preparation, execution and delivery of any and all Inventions, disclosures, patent applications or any improvements related to such Inventions, disclosures or patent applications within the scope and intent of this Agreement that are required to obtain patents in the United States, or for such other proceedings as may be necessary to vest title of such items in the Company, its assigns and successors.

     Nothing contained in this Agreement may be construed as impairing the shop rights of the Company in any Inventions that are not assigned exclusively to the Company.

     15. EMPLOYEE'S REPRESENTATIONS. Employee represents and warrants that he is free to enter into this Agreement and to perform each of the terms and covenants contained herein. Employee represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement, and that his execution and performance of this Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.

     16. LIMITATIONS. This Agreement shall not confer any right or impose any obligation on the Company to continue the employment of Employee in any capacity, or limit the right of the Company or Employee to terminate Employee's employment.

     17. ATTORNEYS' FEES AND COSTS. If any action in arbitration or at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     18. WAIVER OF BREACH. The actual or apparent waiver by either party to this Agreement of a breach of any provision of this Agreement will not operate or be construed as an actual or constructive waiver of that breach or any subsequent breach by any party. Waivers are not effective unless in writing and signed by the party granting the waiver.

     19. MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement. In making proof of this Agreement, it will not be necessary to produce or account for more than one counterpart of this Agreement. Furthermore, a photocopy of any counterpart will be valid and have the same effect as an original.

     20. SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions or subjects contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect the validity and enforceability of any other provisions or subjects of this Agreement, and it is the intention of the parties that there shall be substituted for such invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on Employee and the Company as if contained in the original Agreement.

     21. SUCCESSORS; SURVIVAL; AFFILIATES. This Agreement and the rights and obligations under this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective legal representatives, and will also bind and inure to the benefit of any successor of the Company by merger or consolidation or any assignee of all or substantially all of the Company's assets. Except to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits under this Agreement may be assigned by either party to this Agreement. Each covenant on the part of Employee contained in Section 12, 13 and 14 shall be construed as an agreement independent of any other provision of this Agreement and shall survive the termination of this Agreement. The existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any such covenant. The protective covenants in Sections 12, 13 and 14 shall also inure to the benefit of the Company's affiliates (as hereinafter defined) and these covenants shall be enforceable against Employee by each of such affiliates as third party beneficiaries. An "affiliate" of the Company is any person or entity that directly, or indirectly through one or many intermediaries, controls or is controlled by, or is under common control with, the Company.

     22. ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to Employee's employment by the Company and contains all of the covenants and agreements between the parties with respect to such employment. This Agreement can only be changed by the parties in writing, executed by the party against whom enforcement of any modifications may be sought.

     23. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Texas without regard to conflict of law provisions.

     24. NOTICES. Any notice under this Agreement will be in writing and will be deemed to have been duly given when delivered personally or three (3) days after such notice is deposited in the United States mail, registered, postage prepaid, and addressed, to the Company, at its principal office, or to Employee at Employee's last permanent address as shown on the Company's records.

     25. REMEDIES.

          (a) INJUNCTIVE RELIEF. Employee agrees that a breach or threatened breach, based on reasonable and good faith evidence of a breach on Employee's part, of any covenant contained in Section 12, Section 13 or
     Section 14 will cause irreparable damage to the Company. For that reason, Employee further agrees that the Company is entitled as a matter of right to an injunction from any court of competent jurisdiction, restraining any further violation of any of such covenants by Employee, Employee's future employers, employees, partners, agents or any person or entity related, directly or indirectly, to Employee. The right to an injunction is in addition to whatever other remedies the Company may have, including specifically the recovery of damages.

          (b) ARBITRATION. Except to the extent provided in Section 25(a) above, any controversy of any nature whatsoever, including but not limited to tort claims or contract disputes, between the parties to this Agreement (including their directors, officers, employees, agents, successors, assigns, heirs, executors and beneficiaries) relating to the formation, execution, interpretation, breach or enforcement of this Agreement, shall be submitted to arbitration before the American Arbitration Association ("AAA"), in accordance with their rules then in effect and the substantive law of the State of Texas and the United States. Each of the parties to this Agreement shall appoint one person as an arbitrator to hear and determine such disputes, and if they should be unable to agree, then the two arbitrators shall choose a third arbitrator from a panel made up of experienced arbitrators selected pursuant to the procedures of the AAA and, once chosen, the third arbitrator's decision shall be final, binding and conclusive upon the parties to this Agreement. The arbitrators may not award punitive or exemplary damages, but will have the power to award prejudgment interest and attorneys' fees to the prevailing party. The award of the arbitration panel may be confirmed by any state or federal court of competent jurisdiction, and may be challenged only upon the grounds provided in Section 10 of the Federal Arbitration Act, Title 9, United States Code. This agreement to arbitrate shall survive the execution of this Agreement. THE RIGHT TO ARBITRATE IS INTEGRAL TO AND NOT SEVERABLE FROM THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS

     ARBITRATION AGREEMENT AND KNOWINGLY CONSENT TO ITS CONSEQUENCES, INCLUDING THE WAIVER OF THE RIGHT TO LITIGATE CERTAIN DISPUTES. The expenses of such arbitration will be borne by the losing party or in such proportion as the arbitrators will decide. A material or anticipatory breach of any section of this Agreement will not release either party from the obligations of this Section 25.

     The parties hereto have executed the Agreement as of the date first mentioned above.

                                          COMPANY:



                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          EMPLOYEE:



                                          --------------------------------------
                                          Wayne R. Collignon

                                     ANNEX D

          FORM OF EMPLOYMENT AGREEMENT BETWEEN CNI AND DIRK D. ANDERSON

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is dated as of ___________, 1999, by and between Cort Investment Group, Inc. (the "Company"), and Dirk D. Anderson, a resident of Arizona ("Employee").

                                    RECITALS:

     The Company through its wholly owned subsidiary, Reconditioned Systems, Inc., an Arizona corporation ("RSI") is engaged in the business of reconditioning pre-owned office furniture for retail resale, and has offered employment to Employee for what the Company believes to be reasonable compensation for Employee's duties, responsibilities and restrictions described in this Agreement.

     In consideration of the mutual agreements, promises and undertakings set forth in this Agreement, and intending to be legally bound by this Agreement, the parties agree as follows:

     1. POSITION. Employee will serve as Chief Financial Officer for RSI commencing no later than the effective date of the merger of the Company and RSI (the "Merger"), or such earlier date as is provided in this Agreement. Employee shall serve in any additional position to which he is hereafter appointed by the Board of Directors of the Company.

     2. DUTIES. As the Chief Financial Officer of RSI, Employee will perform the duties that the Board of Directors of the Company (the "Board of Directors") and the President of the Company may from time to time reasonably direct. Employee will devote Employee's full productive time, ability and attention to the business of the Company during the term of this Agreement and shall not directly or indirectly render services of a business, commercial or professional nature to any other person or organization, whether for compensation or not, without the prior written consent of the Company. Employee will report directly to the President of the Company.

     3. TERM. This Employment Agreement shall begin on the effective date of the Merger and shall continue until the earliest of (a) the date the Company terminates the Employee's employment for cause or not for cause pursuant to Sections 7 and 8, respectively, (b) the resignation, death, disability or retirement of Employee pursuant to Sections 9,10 and 11, respectively, or (c) the one year anniversary of the effective date of the Merger.

     4. COMPENSATION. Subject to Sections 7, 8, 9 and 10, as compensation for Employee's services, and as compensation for Employee's covenants set forth in this Agreement, the Company agrees as follows:

          (a) BASE SALARY. The Company will pay Employee a base salary ("Base Salary") at the rate of $100,000 per year. The payment of Base Salary will be in accordance with the Company's regular payroll practices and will be pro rated for any partial week. Employee's Base Salary will be reviewed at the end of the twelve month period ended on the twelve month anniversary date of the Merger. Nothing contained herein shall require the Company to increase Employee's salary or other compensation.

          (b) PERFORMANCE BONUS. The Employee shall be entitled to an annual bonus in an amount to be determined by the Board of Directors of the Company, which amount shall not be less than $50,000.

          This bonus will be paid within 45 days after the applicable period to which it relates. For purposes of all bonus calculations, all accounting measures shall be determined in accordance with generally accepted accounting principles, consistently applied ("GAAP").

     5. VACATION; PERSONAL DAYS. The Employee shall be entitled to an annual paid vacation of 14 business days with full pay. Such vacation shall be taken at a time or times selected by the Employee and approved by the Company. Employee shall also be entitled to five (5) personal days per year.

     6. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; CAR ALLOWANCE. The Employee shall be entitled to participate to the same extent as other similarly situated employees in all plans of the Company relating to pension, thrift, profit sharing, life insurance, hospitalization and medical coverage, disability, travel or accident insurance, education or other retirement or employee benefits that the Company has adopted or may adopt for the benefit its employees.

     7. TERMINATION BY COMPANY FOR CAUSE. The Company retains the right to terminate Employee's employment at any time for "Cause" immediately upon written notice to Employee. The Company's termination of Employee's employment will be for "Cause" if and only if both of the following conditions are met: (i) the Board of Directors of the Company reasonably determines that Employee has, during the term of Employee's employment, (1) been habitually negligent in the performance of Employee's duties under this Agreement, (2) breached or failed to perform any reasonable and proper duty or obligation imposed upon him in connection with his employment or this Agreement, or breached any fiduciary duty to the Company, as to which the Company has given him ten (10) days written notice, and which breach or failure has not been cured within any such period,
(3) committed acts of personal dishonesty that would have a reasonable likelihood of sustaining a claim made by the Company for damages in a court of competent jurisdiction, (4) pled guilty or no contest or been convicted of a crime involving moral turpitude, whether or not committed during the term of employment, (5) violated the provisions of Sections 12, 13 or 14 of this Agreement, or (6) engaged in any conduct inimical to the best interests of the Company (in the reasonable opinion of the Board of Directors of the Company) or committed any dishonest, unethical, fraudulent, disloyal or felonious act in respect of his duties to the Company, and (ii) the Board of Directors gives Employee written notice of such termination for Cause stating specifically the facts upon which the determination of Cause was made.

     If the Company terminates Employee's employment for Cause:

          (a) the Company will pay the Base Salary through the date of termination, prorated for any partial payroll period,

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, that Employee has earned or qualified for under Section 4(b) prior to the date of such termination, and

          (c) the  Company  will pay the  Employee  for any  accrued  and unused
     vacation,   if  any,  that  Employee  was  eligible  for  at  the  date  of termination.

     8. TERMINATION BY COMPANY NOT FOR CAUSE. The Company retains the right to terminate Employee's employment for any reason other than for Cause by giving Employee thirty (30) days advance written notice. In the event of such termination,

          (a) the Company will continue to pay Employee's Base Salary through the date of termination and for a period of six (6) months thereafter,

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, qualified for under Section 4(b) prior to the date of such termination, and

          (c) the  Company  will pay the  Employee  for any  accrued  or  unused
     vacation,   if  any,  that  Employee  was  eligible  for  at  the  date  of termination.

     9. RESIGNATION. Employee has the right to terminate Employee's employment by giving the Company thirty (30) days advance written notice (a "Resignation"). The effect of Employee's Resignation will be the same as if the Company had terminated Employee's employment for Cause, the date of termination being the last day of the thirty (30) day notice period. An employee who resigns without at least thirty (30) days advance written notice is in material default of this Agreement.

     10. DEATH. If Employee's employment is terminated by Employee's death,

          (a) the Company will pay Employee's Base Salary through the date of Employee's death, prorated for any partial payroll period, and

          (b) the Company will pay the unpaid portion of Employee's Performance Bonus, if any, that Employee qualified for under Section 4(b) prior to the date of death.

     11. DISABILITY OR RETIREMENT OF EMPLOYEE. If Employee's employment is terminated by "Disability" or "Retirement," the effect of such termination will be the same as if Employee's employment had been terminated by Employee's death. For purposes of this Agreement, "Disability" means a disability by reason of the occurrence of an injury or disease (including mental illness) or a physical or mental condition that, in the opinion of an appropriate physician chosen by the Board of Directors of the Company, (i) results in Employee becoming unable adequately to perform his customary duties for the Company and (ii) such disability is expected to last more than ninety (90) days of which Employee will be unable to perform a minimum of forty (40) hours per week of the type of work described in Section 2 of this Agreement. For purposes of this Agreement, "Retirement" means a severance from the Company's employment by the Employee (i) who has attained his sixty-second birthday and/or (ii) who has completed twenty
(20) consecutive years as an employee.

     12. NONCOMPETITION AGREEMENT. Employee agrees that prior to the termination of this Agreement and for a period of two (2) years after Employee's termination of employment for whatever reason, other than a termination by the Company not for cause, and whether a breach of contract is alleged or not, Employee shall not, without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion, engage, whether for compensation or not, as an individual proprietor, owner, partner, stockholder, officer, director, employee, agent, investor, consultant, sales representative or in any other capacity whatsoever in any activity or endeavor that competes directly or indirectly with the business of the Company and shall not solicit or make sales of any products or services similar to those products or services sold or provided by the Company at the time of Employee's termination. Such restriction applies to within 100 miles of the Company's facilities.

     Employee further agrees, during Employee's employment and for a period of three (3) years after Employee's termination for whatever reason, other than a termination by the Company not for cause, notwithstanding any allegation of breach of this Agreement, not to solicit, hire, influence or attempt to influence any employee of the Company to terminate his or her employment or other contractual relationship with the Company for any reason including, without limitation, working for a competitor. Additionally, Employee agrees that during the same time period Employee will not directly or indirectly attempt to solicit or conduct business with any person or entity that is a client, customer or active prospect of the Company at the time of Employee's termination if such business would be in competition with the Company's business.

     The terms "client," "customer" and "active prospect" include, but are not limited to, any person or entity solicited or contacted by Employee or the Company or any person or entity to whom services have been rendered by Employee or the Company directly or indirectly during the two (2) years preceding Employee's termination. Employee acknowledges Employee's duty, both by contract and common law, not to interfere with contractual relationships and not to use proprietary and confidential information about customers or clients of the Company for the advantage of any person or entity other than the Company.

     As separate consideration for Employee's agreement to be bound to the terms of this Section 12, the Company shall pay the sum of $25,000. The covenants of the Employee contained in this Section 12 will be construed as independent of any other provision in this Agreement; and the existence of any claim or cause of action by the Employee against the Company will not constitute a defense to the enforcement by the Company of said covenants. The Employee understands that the covenants contained in Section 12 are essential elements of the transaction contemplated by this Agreement and, but for the agreement of the Employee to
Section 12, the Company would not have agreed to enter into such transaction. The Employee has been advised to consult with counsel in order to be informed in all respects concerning the reasonableness and propriety of Section 12 and its provisions with specific regard to the nature of the business conducted by the Company. Employee further agrees and acknowledges that this Agreement (1) is reasonable as to length of time, scope and geographic area for purposes of protecting the commercial advantages enjoyed by the Company, (2) will not interfere with Employee's ability to pursue a proper livelihood in the event of termination of Employee's employment with the Company, (3) does not impose a greater restraint than is necessary to protect the goodwill or business interests of the Company and (4) is more than adequately paid for in the consideration derived by Employee under this Agreement. Employee further agrees that notwithstanding any other alleged breach of this Agreement, the provisions of this Section 12 will be valid and binding upon Employee. The Company and Employee also agree that the court under Section 25(a) or arbitrators under
Section 25(b) have jurisdiction to modify any provisions of this covenant of noncompetition in accordance with the court's or arbitrators' respective ruling as to reasonableness or scope of application and that, consistent with Section 20 of this Agreement, this Agreement shall remain enforceable as modified or amended in the jurisdiction where this Agreement is so modified or amended.

     13. NONDISCLOSURE OF PROPRIETARY CONFIDENTIAL INFORMATION. Employee acknowledges that, during the term of employment with the Company, Employee will obtain special training and will have access to and become familiar with various trade secrets and confidential information consisting of, among other items: trade secrets, methods of operation, patents, techniques, designs, processes, technologies, compilations of information, past, present and prospective customer lists, records, copyrights, and specifications that are owned and commercially beneficial to the Company, including any compilation of various trade secrets or data derived from such information (collectively, the "Proprietary Information"). The Proprietary Information does not include information which (i) at the time it is disclosed by the Employee was already in the public domain or (ii) is required to be disclosed by court order.

     Employee agrees that Employee will not disclose, either during Employee's employment with the Company or after Employee's termination for whatever reason, any Proprietary Information to any person or entity, except in the course of Employee's duties on behalf of the Company, and that, similarly, Employee will not use such information for the benefit of any person or entity other than the Company at any time. Employee agrees that upon Employee's termination, Employee will deposit with or return to the Company all copies (in any media, including, without limitation, electronic storage media) of documents, records, notebooks or any other information or documentation of the Company's Proprietary Information, and all derivatives thereof, whether the Proprietary Information or documentation was developed or prepared by Employee or by others. Employee acknowledges that this covenant of nondisclosure is an integral term of this Agreement and is given in consideration of Employee's employment and the other consideration granted in this Agreement.

     14. ASSIGNMENT OF INVENTIONS. Employee agrees to disclose promptly, completely and in writing to the Company, and Employee by this Agreement hereby assigns and agrees to assign and bind Employee, the Employee's heirs, legal representatives, executors or administrators, to assign to the Company, or its assigns or successors, all right, title and interest in and to any and all inventions or any improvements therein (the "Inventions") of whatever kind or character, discovered, conceived and/or developed either individually by Employee or jointly with others, during the course of Employee's employment with the Company, or using the Company's time, data, facilities and/or materials, provided the subject matter of the Invention is within the general scope of the duties and responsibilities of one in Employee's position of employment with the

Company, or occurs as a result of Employee's knowledge of a particular interest of the Company in the subject matter of the Invention. Employee's obligations under this Section 14 apply without regard to whether or not an Invention or solution to a problem occurs to Employee on the job, at home or anywhere else.

     Employee further agrees that all Inventions are the Company's exclusive property. Employee agrees to assist the Company at any time during Employee's employment, or after Employee's termination, at the Company's expense, in the preparation, execution and delivery of any and all Inventions, disclosures, patent applications or any improvements related to such Inventions, disclosures or patent applications within the scope and intent of this Agreement that are required to obtain patents in the United States, or for such other proceedings as may be necessary to vest title of such items in the Company, its assigns and successors.

     Nothing contained in this Agreement may be construed as impairing the shop rights of the Company in any Inventions that are not assigned exclusively to the Company.

     15. EMPLOYEE'S REPRESENTATIONS. Employee represents and warrants that he is free to enter into this Agreement and to perform each of the terms and covenants contained herein. Employee represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement, and that his execution and performance of this Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.

     16. LIMITATIONS. This Agreement shall not confer any right or impose any obligation on the Company to continue the employment of Employee in any capacity, or limit the right of the Company or Employee to terminate Employee's employment.

     17. ATTORNEYS' FEES AND COSTS. If any action in arbitration or at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     18. WAIVER OF BREACH. The actual or apparent waiver by either party to this Agreement of a breach of any provision of this Agreement will not operate or be construed as an actual or constructive waiver of that breach or any subsequent breach by any party. Waivers are not effective unless in writing and signed by the party granting the waiver.

     19. MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement. In making proof of this Agreement, it will not be necessary to produce or account for more than one counterpart of this Agreement. Furthermore, a photocopy of any counterpart will be valid and have the same effect as an original.

     20. SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions or subjects contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect the validity and enforceability of any other provisions or subjects of this Agreement, and it is the intention of the parties that there shall be substituted for such invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on Employee and the Company as if contained in the original Agreement.

     21. SUCCESSORS; SURVIVAL; AFFILIATES. This Agreement and the rights and obligations under this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective legal representatives, and will also bind and inure to the benefit of any successor of the Company by merger or consolidation or any assignee of all or substantially all of the Company's assets. Except to any such successor or assignee of the Company, neither this Agreement nor any rights or benefits under this Agreement may be assigned by either party to this Agreement. Each covenant on the part of Employee contained in Section 12, 13 and 14 shall be construed as an agreement independent of any other provision of this Agreement and shall survive the termination of this Agreement. The existence of any claim or cause of action of Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any such covenant. The protective covenants in Sections 12, 13 and 14 shall also inure to the benefit of the Company's affiliates (as hereinafter defined) and these covenants shall be enforceable against Employee by each of such affiliates as third party beneficiaries. An "affiliate" of the Company is any person or entity that directly, or indirectly through one or many intermediaries, controls or is controlled by, or is under common control with, the Company.

     22. ENTIRE AGREEMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to Employee's employment by the Company and contains all of the covenants and agreements between the parties with respect to such employment. This Agreement can only be changed by the parties in writing, executed by the party against whom enforcement of any modifications may be sought.

     23. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Texas without regard to conflict of law provisions.

     24. NOTICES. Any notice under this Agreement will be in writing and will be deemed to have been duly given when delivered personally or three (3) days after such notice is deposited in the United States mail, registered, postage prepaid, and addressed, to the Company, at its principal office, or to Employee at Employee's last permanent address as shown on the Company's records.

     25. REMEDIES.

          (a) INJUNCTIVE RELIEF. Employee agrees that a breach or threatened breach, based on reasonable and good faith evidence of a breach on Employee's part, of any covenant contained in Section 12, Section 13 or
     Section 14 will cause irreparable damage to the Company. For that reason, Employee further agrees that the Company is entitled as a matter of right to an injunction from any court of competent jurisdiction, restraining any further violation of any of such covenants by Employee, Employee's future employers, employees, partners, agents or any person or entity related, directly or indirectly, to Employee. The right to an injunction is in addition to whatever other remedies the Company may have, including specifically the recovery of damages.

          (b) ARBITRATION. Except to the extent provided in Section 25(a) above, any controversy of any nature whatsoever, including but not limited to tort claims or contract disputes, between the parties to this Agreement (including their directors, officers, employees, agents, successors, assigns, heirs, executors and beneficiaries) relating to the formation, execution, interpretation, breach or enforcement of this Agreement, shall be submitted to arbitration before the American Arbitration Association ("AAA"), in accordance with their rules then in effect and the substantive law of the State of Texas and the United States. Each of the parties to this Agreement shall appoint one person as an arbitrator to hear and determine such disputes, and if they should be unable to agree, then the two arbitrators shall choose a third arbitrator from a panel made up of experienced arbitrators selected pursuant to the procedures of the AAA and, once chosen, the third arbitrator's decision shall be final, binding and conclusive upon the parties to this Agreement. The arbitrators may not award punitive or exemplary damages, but will have the power to award prejudgment interest and attorneys' fees to the prevailing party. The award of the arbitration panel may be confirmed by any state or federal court of competent jurisdiction, and may be challenged only upon the grounds provided in Section 10 of the Federal Arbitration Act, Title 9, United States Code. This agreement to arbitrate shall survive the execution of this Agreement. THE RIGHT TO ARBITRATE IS INTEGRAL TO AND NOT SEVERABLE FROM THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS ARBITRATION AGREEMENT AND KNOWINGLY CONSENT TO ITS CONSEQUENCES, INCLUDING THE WAIVER OF THE RIGHT TO LITIGATE CERTAIN DISPUTES. The expenses of such arbitration will be borne by the losing party or in such proportion as the arbitrators will decide. A material or anticipatory breach of any section of this Agreement will not release either party from the obligations of this Section 25.

     The parties hereto have executed the Agreement as of the date first mentioned above.

                                          COMPANY:



                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          EMPLOYEE:



                                          --------------------------------------
                                          Dirk D. Anderson

                                     ANNEX E

                                   CNI WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


                           RECONDITIONED SYSTEMS, INC.
                          COMMON STOCK PURCHASE WARRANT

     Reconditioned Systems, Inc., an Arizona corporation (the "Company"), hereby certifies that for value received, Cort Investment Group, Inc. (the "Holder"), is entitled, subject to the terms and conditions herein set forth, to purchase from the Company, at any time on and after the Effective Date and prior to the Expiration Date (as defined below), 230,000 shares of the Common Stock, no par value (the "Common Stock"), of the Company, upon payment therefor of a purchase price equal to [$3.75] per share of Common Stock, subject to adjustment as set forth below (the "Exercise Price").

     This Warrant is being issued in connection with certain transactions described in that certain Agreement and Plan of Merger, to which the Company and the Holder are parties (the "Merger Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Merger Agreement.

     SECTION 1: EFFECTIVE DATE; EXPIRATION DATE.

     This Warrant shall become effective on such date (the "Effective Date") as both of the following shall have occurred: (i) the termination of the Merger Agreement by CNI pursuant to Section 8.1(b), (g) or (h) therein or the termination of the Merger Agreement by RSI pursuant to Section 8.1(f) or (if as a result of the failure of the condition in Section 6.4 to have been satisfied)
Section 8.1(d); and (ii) the entering by the Company of an Acquisition Proposal within 24 months after such termination. The Holder shall be entitled to purchase the Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") at the Exercise Price from the Company at any time prior to 5:00 p.m. (Phoenix, Arizona time) on the date (the "Expiration Date") which is the later of (i) the termination date set forth in the Acquisition Proposal or (ii) the closing date of the Acquisition Proposal (provided that the Holder has received at least 15 days' prior written notice of such closing date).

     SECTION 2: MANNER OF EXERCISE.

     The exercise (the "Exercise") of this Warrant shall be made by delivery by the Holder of the form of the subscription attached as Schedule A hereto, duly executed by Holder, to the Company at the address set forth opposite its signature hereto, accompanied by payment of the Exercise Price, in cash or by check to the order of the Company.

     SECTION 3: EXERCISABLE IN WHOLE OR IN PART.

     The purchase rights represented by this Warrant are exercisable at the option of the Holder in whole or in part at any time prior to the Expiration Date (but not as to fractional shares). In the case of the purchase of less than all of the Warrant Shares, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares.

     SECTION 4: DELIVERY OF STOCK CERTIFICATES, ETC.

     As soon as practicable after the Exercise and payment of the Exercise Price, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of all applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of all applicable transfer taxes) may direct, a certificate or certificates for the Warrant Shares, and shall cause to be delivered (with appropriate instruments of assignment) to the Holder all of the cash, or other property to which the Holder may be entitled by virtue of Section 9 hereof. All Warrant Shares will, upon issuance, as provided herein, be fully paid and non-assessable and free from all taxes, liens, charges, pledges, claims, encumbrances and security interests.

     SECTION 5: CERTAIN COVENANTS.

     5.1 The Company shall at all times reserve and keep available sufficient shares of its Common Stock to satisfy the Warrant Shares.

     5.2 The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist with all such action as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the foregoing, the Company will not authorize a par value of any Warrant Shares above the amount payable therefor upon such Exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the Exercise of this Warrant; and

     5.3 The Company will give prompt written notice to Holder of any lawsuit (including administrative hearings) known by the Company to have been instituted by or against it in any federal or state court or before any commission or other regulatory body, federal, state or local, which, if adversely determined, would have a material adverse effect upon the value or the legality of issuance or registration of the Company's Common Stock, or upon its business, assets or condition, financial or otherwise.

     SECTION 6: REPRESENTATIONS AND WARRANTIES.

     By acceptance of this Warrant, the Holder hereof represents and warrants that (i) it is an "accredited investor" within the meaning of Regulation D under the Securities Act, (ii) it has acquired this Warrant for its own account for investment and not with a present view to, or for resale in connection with, the distribution thereof or the grant of any participation therein, and that it has no present intention of distributing or reselling the same; (iii) it fully understands the restrictions on the resale of this Warrant and the Warrant Shares, specifically including the restrictions set forth in the legend on the first page hereof; (iv) it fully understands that such a legend may limit or eliminate the value of the Warrant or the Warrant Shares, including its value as collateral security; and (v) it further understands that the Company has no obligation to register this Warrant or the Warrant Shares under the Securities Act or applicable state securities laws, and will not sell, assign or otherwise transfer this Warrant or the Warrant Shares except in strict compliance with such laws.

     SECTION 7: LEGEND.

     Until registered under the Securities Act, or until such time as such registration may not be necessary for the lawful sale or other disposition thereof, all certificates evidencing Warrant Shares shall contain an appropriate legend notifying the Holder or any potential transferee of such securities of the provisions of this Warrant, such legend to be substantially in the form of the legend on the first page hereof.

     SECTION 8: NEGOTIABILITY.

     This Warrant is issued upon the following terms, to all of which the Holder consents and agrees:

     A. Subject to the restrictions set forth in this Warrant, title to this Warrant may be transferred by endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery, and upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company, the Company at its expense will issue and deliver upon the order of the Holder a new warrant of like tenor, in such name as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling for the aggregate number of shares of Warrant Shares then called for by this Warrant;

     B. Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner thereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such BONA FIDE purchaser shall acquire absolute title hereto and to all rights represented hereby; and

     C. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     SECTION 9: ADJUSTMENT FOR DIVIDENDS, RECLASSIFICATION, ETC.

     The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time as follows:

     A. CONSOLIDATION, MERGER, SALE, CONVEYANCE. If the Company at any time shall consolidate or merge with, or sell or convey all or substantially all of its assets to, any other corporation, this Warrant shall thereafter entitle the Holder to purchase at the Exercise Price then in effect such number and kind of securities as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the Warrant Shares immediately prior to such consolidation, merger, sale or conveyance. The Company shall take such steps in connection with such consolidation, merger, sale or conveyance as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonable may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant. The foregoing provisions shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the adjustment provisions hereof shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

     B. STOCK DIVIDEND, RECLASSIFICATION, ETC. If the Company shall (i) pay a dividend in or make a distribution of shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of shares or other securities of the Company which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subparagraph (B) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     C. ADJUSTMENT OF PURCHASE PRICE. Whenever the number of Warrant Shares is adjusted as herein provided, the Exercise Price payable upon exercise of this

Warrant shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares subject to this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares subject to this Warrant immediately thereafter.

     D. WRITTEN NOTICE. On the occurrence of an event requiring an adjustment of the Exercise Price or the number of Warrant Shares, the Company shall forthwith give written notice to the Holder stating the adjusted Exercise Price and the adjusted number and kind of securities purchasable hereunder resulting from the event and setting forth the method of calculation. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

     SECTION 10: REPLACEMENT OF WARRANT.

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory in form and amount to the Company (it being understood and agreed that in the case of any bank, insurance company or other institutional investor its agreement to indemnify the Company against loss shall constitute satisfactory indemnity) or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     SECTION 11: NOTICES, ETC.

     All notices and other communications under this Warrant shall be in writing and given in the form and to the addresses set forth in the Merger Agreement.

     SECTION 12: MISCELLANEOUS.

     This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and be governed by the laws of the State of Arizona. If any provision of this Warrant is held invalid or unenforceable according to law, the remaining provisions hereof shall not be affected thereby and shall remain in full force and effect. The headings in this Warrant are for reference only, and shall not limit or otherwise affect any of the terms hereof.

     IN WITNESS WHEREOF, this Warrant has been executed by the Company as of the date first above written.

                                          Reconditioned Systems, Inc.



                                          By:      /s/ Scott W. Ryan
                                              ----------------------------------
                                          Its:     Chairman
                                              ----------------------------------

                                   SCHEDULE A

                              FORM OF SUBSCRIPTION

TO:  Reconditioned Systems, Inc.

     The undersigned, the holder of a Common Stock Purchase Warrant issued on ___________, 1998, hereby irrevocably elects to exercise the right to purchase
__________ Warrant Shares (as defined therein) and herewith makes payment of the Exercise Price (as defined therein).

     The undersigned represents and warrants that it is acquiring this stock for its own account for investment and not with a present view to, or for resale in connection with, the distribution thereof or the grant of any participation therein, and that it has no present intention of distributing or reselling the stock, or granting any participation therein, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be and remain within its control as owner thereof.



Dated:
        ----------------------

Sign here:

CORT INVESTMENT GROUP, INC.



By:
     -------------------------------------

RECONDITIONED SYSTEMS, INC.                                                PROXY
444 WEST FAIRMONT, TEMPE, ARIZONA 85282
--------------------------------------------------------------------------------


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned appoints Wayne Collignon and Dirk Anderson, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock of Reconditioned Systems, Inc. held by the undersigned on December 28, 1998, at the Special Meeting of Stockholders to be held on February 5, 1999. In their discretion, the proxies are authorized to vote such shares upon such other business as may properly come before the Special Meeting and are authorized to cumulate votes with respect to the election of directors.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

                               (Continued and to be SIGNED on the reverse side.)


--------------------------------------------------------------------------------

Please mark boxes X in blue or black ink. This Board of Directors recommends a vote FOR each of the proposals listed below.

1. Approval of the Agreement and Plan of Merger among Reconditioned Systems, Inc., Cort Investment Group and RSI Acquisition Corp. dated October 30, 1998.
                              [  ]  FOR  [  ] AGAINST [  ] ABSTAIN

                              Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Date ________________________, 1999
                              Signature ______________________________

                              Signature if held jointly ________________________

(Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.)